united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22554

Vertical Capital Income Fund

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2616

Date of fiscal year end: 9/30

Date of reporting period: 9/30/20

Item 1. Reports to Stockholders.

Vertical Capital Income Fund

VCIF
Cusip: 92535C104

Annual Report
September 30, 2021

Investor Information: 1-866-277-VCIF

This report and the financial statements contained herein are submitted for the general information of shareholders. Nothing contained herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Vertical Capital Income Fund.

Managed Distribution Plan Disclosure

In December 2020, the Board of Trustees (the “Board”), acting pursuant to a Securities and Exchange Commission exemptive order, approved a Managed Distribution Plan (the “Plan”) for Vertical Capital Income Fund (the “Fund”). Pursuant to the Plan, the Fund pays a minimum monthly distribution to shareholders at a stated annual rate as a percentage of the three-month average net asset value (“NAV”) of the Fund’s shares prior to the month of distribution. The distribution is calculated as 8% of the previous three-month average NAV, divided by 12. Payment of monthly distributions under the Fund’s Plan commenced in January 2021.

The Plan is subject to periodic review by the Board, and the Board may amend the terms of the Plan including amending the annual rate of payment or may terminate the Plan at any time without prior notice to the Fund’s shareholders. The Fund’s distribution rate may be affected by numerous factors, including changes in realized and projected market returns, Fund performance, and other factors. There can be no assurance that an unanticipated change in market conditions or other unforeseen factors will not result in a change in the Fund’s distribution rate at a future time. The Fund does not believe there are any reasonably foreseeable circumstances that would cause the termination of the Plan. The amendment or termination of the Plan could have an adverse effect on the market price of a Fund’s shares.

You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Managed Distribution Plan.

November 19, 2021

Dear Shareholder,

We are pleased to report to you the results of another six-month period for the Vertical Capital Income Fund (the “Fund”). Consistent with the Managed Distribution Plan (the “Plan”) and our investment objective to seek income, the Fund made monthly distributions aggregating approximately $1.11 per share for the year ended September 30, 2021. Included in that amount was a special distribution of approximately $0.22 per share paid in December 2020 as a result of net capital gains realized on loan sales and loan payoffs during the Fund’s last fiscal year ended September 30, 2020. In alignment with the Plan’s policy, the Fund will pay net capital gains realized on loan sales and loan payoffs included in the monthly distributions rather than only as a special December distribution going forward.

The Fund’s net asset value (“NAV)” per share was $12.05 at the September 30, 2020 and $11.69 per share at September 30, 2021. In comparison, the Fund’s traded share price was $9.93 at the beginning of the fiscal year and $10.49 at September 30, 2021, reflecting discounts to NAV of 18% and 10%. The management team is encouraged and would like to continue to see the narrowing of discount after the announcement in December of the Plan.

For the year ended September 30, 2021 the Fund produced a total return, based on its traded share price, of 17.59% compared to one of its key benchmarks, the Bloomberg Barclays U.S. Mortgage Backed Securities Index, which reported a total return of -0.43%. (Please see the definition of the index that accompanies the performance table that immediately follows this letter.) The SEC Yield per share as of September 30, 2021 was 2.92%. In comparison the Fund produced a total return based on its NAV per share for the same period of 6.52%. Since inception, the Fund has produced an annualized total return of 6.84% based on its NAV.

Update on Economic Outlook

The Mortgage Bankers Association forecasts purchase mortgage originations to grow 9% to a new record of $1.73 trillion in 2022. This comes after an initial anticipated 14% decline in 2021. MBA also expects refinance originations will slow further next year, decreasing by 62% to $860 billion from $2.26 trillion in 2021.

Forecasters expect mortgage originations to total $ 2.59 trillion in 2022. In 2023, mortgage originations are expected to decrease to $ 2.53 trillion though purchase originations are forecasted to reach new successive records in 2022 and 2023. Meanwhile, higher mortgage rates and fewer eligible homeowners will lead to further declines in refinance volume.

MBA’s baseline forecast is for mortgage rates to rise, with the 30-year, fixed-rate mortgage expected to end 2021 at 3.1% before increasing to 4.0% by the end of 2022.

We are seeing forecasters assume continued strong economic growth amidst the eventual easing of supply chain constraints that have restricted some economic activity this year. The economy and specifically the labor market rebounded in 2021, though the overall growth did not meet expectations. Challenges including stubborn supply chain issues, fueling inflation, decreased consumer spending, led to record number job openings at almost 11 million unfilled job openings in the economy.

Amongst the recent headlines, the Feds steps toward tapering asset purchases and removing monetary policy accommodation should come as no surprise. The biggest news from the FOMC’s most recent meeting was the change in projections. A majority of members now see the first interest rate hike in 2022 and possibly three rate hikes in 2023, a faster pace than had been previously projected.

Fund Strategy

There is almost $16 trillion of U.S. residential mortgage debt outstanding, of which approximately $ 11 trillion is secured by one-to-four family residences. The balance is represented by mortgage debt on multi-family, non-farm/non-residential and farm properties. The Fund invests as a secondary market participant in the one-to-four family residential whole loan market. This market historically boasts a deep roster of institutional participants, along with a diverse universe of sellers and reasons for sale. As such, we are comfortable that we will continue to see an adequate supply of investment opportunities. The Fund generates monthly cash distributions from interest income earned on the Fund’s loan portfolio, net of the costs to operate. Costs include fees paid to third parties for loan servicing and custodial, valuation, audit and legal services, as well as fees to the advisor to manage the Fund. As noted above, the Fund made aggregated distributions for the fiscal year of approximately $1.11 per share.

The Fund also generates capital gains when it sells loans at a price that is excess of its adjusted cost basis or when loans originally purchased at a discount to their unpaid principal balance (“UPB”) pay off in full before maturity of the loan. Asset sales and loan payoffs can occur anytime throughout the year; however, the Fund has historically made a single distribution in December of each year in order to fully account for all net long-term and short-term capital gains and losses during its taxable period. Most of these distributions have been subject to lower long-term capital gain tax rates; thereby, potentially increasing the after-tax yield to our shareholders. As noted above, the capital gain distribution during the fiscal year was $0.22 per share and going forward the Fund will pay net realized capital gains in the monthly distributions rather than only as a special December distribution.

The Fund meets its investment objective primarily by investing in mortgage notes secured by first liens on residential real estate. The Fund only invests in “whole loans” and does not invest in tranches of RMBS. Investing as a first mortgage lender in whole loans allows the Fund to deal directly with any borrower who is delinquent, in default or needs to restructure their loan for any reason. The Fund can decide on a case by case basis how best to work with the borrower to secure repayment of all amounts due the Fund, which is not always the case in RMBS. This direct interaction has been a significant benefit over the years when the Fund has had to manage assets with borrowers affected by crises, such as COVID-19,hurricanes, floods or fires.

The Fund pursues investment opportunities in many types of residential mortgage whole loans. Some known as “Scratch and Dent” are “conforming” loans with typical original terms of 25 or 30 years that would have otherwise qualified for purchase by one of the Government Sponsored Enterprises (“GSEs”), like Fannie Mae or Freddie Mac, but were rejected for technical defects in the application or documentation process. Others are non-qualified loans (“Non QM”), which do not meet the criteria for purchase or origination by a GSE. In addition, there are “Fix and Flip” loans, which typically have 12-24 month terms and “Rental and Bridge” loans which typically have 24-60 month terms. Loans can be performing, re-performing (loans that were non-performing at one point and have now become performing), long-term, short-term, fixed rate or adjustable.

As always, we are appreciative of your continued support and we look forward to working on your behalf.

Regards,

Katherine L. Hawkins
Portfolio Manager

Vertical Capital Income Fund
PORTFOLIO REVIEW
September 30, 2021

PERFORMANCE OF A $10,000 INVESTMENT
(Based upon Net Asset Value)

The Fund’s performance figures for the period ended September 30, 2021, compared to its benchmark:

	One Year	Three Years	Five Years	Since Inception*
Vertical Capital Income Fund-NAV	6.52%	4.60%	4.11%	6.84%
Vertical Capital Income Fund-Market Price **	17.59%	0.95%	1.87%	2.68%

Bloomberg Mortgage Backed Securities Index	(0.43)%	3.85%	2.17%	2.38%

*	The Fund commenced operations on December 30, 2011. The performance of the Fund is based on average annual returns.

**	The calculation is made using the NAV until the initial Market Price on May 30, 2019.

The Bloomberg Mortgage Backed Securities Index is an unmanaged index composed of securities backed by U.S. government agency guaranteed mortgage pools of Ginnie Mae, Freddie Mac and Fannie Mae. Investors cannot invest directly in an index or benchmark. The mortgage notes held by the Fund are not guaranteed by any U.S. government agency.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end, please call 1-866-277-VCIF.

PORTFOLIO COMPOSITION***

Mortgage Notes	99.9%
Other Investments	0.1%
100.0%

***     Based on Investments at Value as of September 30, 2021.

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 93.9%
	MORTGAGE LOANS (PRIVATE) — 93.9%
46,518	Loan ID 200012	ARM	9.8000	07/01/37	$47,449
32,025	Loan ID 200016	ARM	10.3750	01/01/31	32,666
42,802	Loan ID 200018	Fixed	7.0000	01/01/33	43,658
96,419	Loan ID 200023	Fixed	5.8750	12/01/50	89,660
200,824	Loan ID 200026	Fixed	4.7500	01/01/50	204,840
188,600	Loan ID 200029	Fixed	6.3100	07/01/37	192,372
523,826	Loan ID 200035	Fixed	4.6250	11/01/50	527,261
103,801	Loan ID 200041	Fixed	4.8750	08/01/39	105,320
36,598	Loan ID 200042	Fixed	7.0000	12/01/37	37,330
43,815	Loan ID 200043	Fixed	6.1250	07/01/39	44,691
46,639	Loan ID 200048	Fixed	5.5000	08/01/39	47,572
48,824	Loan ID 200054	Fixed	8.2500	03/01/39	49,800
73,291	Loan ID 200055	Fixed	10.0000	01/05/36	74,757
28,103	Loan ID 200060	Fixed	5.7500	08/01/39	28,665
157,871	Loan ID 200076	Fixed	4.2500	12/01/41	96,032
12,934	Loan ID 200078	Fixed	7.0000	08/01/36	13,192
131,184	Loan ID 200079	Fixed	5.0000	02/01/59	122,899
61,999	Loan ID 200082	Fixed	8.2500	04/01/40	61,421
165,469	Loan ID 200084	Fixed	7.0000	03/01/39	158,676
213,064	Loan ID 200087	Fixed	6.0000	03/01/51	210,358
110,204	Loan ID 200088	Fixed	7.0000	06/01/39	95,475
248,053	Loan ID 200089	Fixed	3.8750	03/01/52	217,313
268,848	Loan ID 200090	Fixed	4.5000	11/01/36	185,470
67,546	Loan ID 200102	Fixed	8.2500	03/01/40	68,897
102,803	Loan ID 200110	Fixed	8.2500	08/01/39	104,859
66,323	Loan ID 200128	Fixed	4.7100	07/01/37	62,139
432,350	Loan ID 200129	Fixed	4.6250	03/01/52	395,742
109,968	Loan ID 200135	Fixed	4.3750	12/01/42	108,700
71,168	Loan ID 200141	Fixed	4.2500	02/01/42	69,658
371,510	Loan ID 200145	Fixed	4.6250	08/01/51	349,103
88,635	Loan ID 200152	ARM	3.0000	09/01/37	84,203
136,846	Loan ID 200158	Fixed	3.6250	12/01/42	129,809
175,168	Loan ID 200165	Fixed	4.3750	12/01/41	173,371
19,029	Loan ID 200169	Fixed	6.9230	09/01/34	19,410

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 93.9% (Continued)
	MORTGAGE LOANS (PRIVATE) — 93.9% (Continued)
80,054	Loan ID 200174	Fixed	7.3400	04/01/37	$81,655
45,270	Loan ID 200175	Fixed	9.6000	05/01/37	46,175
4,807	Loan ID 200177	Fixed	8.0000	01/11/22	4,904
104,065	Loan ID 200181	Fixed	7.5000	06/01/41	67,086
65,934	Loan ID 200184	Fixed	4.3750	12/01/42	65,132
25,480	Loan ID 200185	Fixed	5.3750	06/01/42	25,990
48,605	Loan ID 200186	Fixed	5.1250	08/01/42	49,577
146,468	Loan ID 200194	Fixed	4.7500	09/01/41	147,730
229,189	Loan ID 200195	Fixed	3.8750	03/01/42	221,330
36,254	Loan ID 200198	Fixed	5.2500	10/01/42	36,979
33,662	Loan ID 200201	Fixed	5.1250	08/01/41	34,335
18,821	Loan ID 200206	Fixed	3.9900	12/01/42	18,265
40,044	Loan ID 200208	Fixed	4.2500	01/01/43	39,371
163,797	Loan ID 200209	Fixed	3.8750	08/01/42	158,100
128,598	Loan ID 200217	Fixed	5.2500	07/01/40	131,170
65,507	Loan ID 200218	Fixed	4.2500	12/01/41	64,567
45,113	Loan ID 200228	Fixed	4.6250	08/01/42	45,118
105,032	Loan ID 200243	Fixed	3.7500	04/01/43	100,339
23,087	Loan ID 200244	Fixed	5.0000	05/01/42	23,409
80,651	Loan ID 200286	Fixed	4.5000	07/01/43	80,184
86,721	Loan ID 200287	Fixed	4.3750	07/01/43	85,677
181,452	Loan ID 200296	Fixed	3.2500	02/01/43	166,977
30,233	Loan ID 200313	Fixed	8.5000	03/01/28	30,837
258,169	Loan ID 200315	ARM	3.3750	06/01/37	252,121
58,253	Loan ID 200317	Fixed	7.0000	09/01/32	59,418
240,423	Loan ID 200330	Fixed	7.0000	08/01/37	169,318
88,110	Loan ID 200332	Fixed	5.7750	10/01/37	89,872
83,773	Loan ID 200334	Fixed	7.0000	01/01/33	85,448
252,203	Loan ID 200335	Fixed	5.0000	11/01/52	257,247
40,313	Loan ID 200338	ARM	10.5000	08/01/29	41,119
16,513	Loan ID 200340	Fixed	7.0000	03/01/30	16,844
53,232	Loan ID 200348	Fixed	6.5000	07/01/38	54,297
59,728	Loan ID 200352	Fixed	7.0000	08/01/30	60,922
58,617	Loan ID 200358	Fixed	5.0000	04/01/25	59,072

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 93.9% (Continued)
	MORTGAGE LOANS (PRIVATE) — 93.9% (Continued)
59,030	Loan ID 200361	Fixed	7.5000	01/01/34	$60,211
78,807	Loan ID 200366	Fixed	6.2500	03/01/34	80,383
148,325	Loan ID 200368	Fixed	4.5000	04/01/36	148,593
62,997	Loan ID 200374	ARM	7.0000	05/01/34	59,847
170,749	Loan ID 200380	Fixed	4.2200	04/01/49	168,995
270,281	Loan ID 200384	Fixed	5.0000	11/01/47	242,355
131,982	Loan ID 200385	Fixed	8.2500	01/01/40	134,622
184,871	Loan ID 200390	Fixed	4.7800	04/16/47	173,397
136,562	Loan ID 200391	Fixed	4.0000	01/13/35	134,128
58,978	Loan ID 200392	Fixed	10.0000	06/05/34	56,029
75,048	Loan ID 200395	Fixed	4.8600	04/01/47	44,250
65,200	Loan ID 200396	Fixed	10.0000	02/01/36	66,504
52,687	Loan ID 200397	ARM	3.1250	09/01/37	51,898
54,570	Loan ID 200399	Fixed	4.9800	06/01/37	55,658
38,801	Loan ID 200403	Fixed	8.3000	10/15/32	39,578
49,587	Loan ID 200404	Fixed	8.1000	05/01/37	50,579
81,504	Loan ID 200405	Fixed	4.8700	12/01/35	82,493
109,924	Loan ID 200406	Fixed	4.8750	10/01/51	111,747
327,450	Loan ID 200409	Fixed	6.0000	02/01/49	300,703
94,444	Loan ID 200411	Fixed	8.2750	06/01/37	96,333
60,223	Loan ID 200417	Fixed	7.0000	05/01/35	61,427
141,183	Loan ID 200420	Fixed	4.2250	04/10/38	139,531
67,674	Loan ID 200421	Fixed	7.7100	08/01/37	69,028
115,359	Loan ID 200423	Fixed	4.5000	06/01/43	114,584
198,038	Loan ID 200430	Fixed	3.6250	07/01/43	187,341
257,808	Loan ID 200432	Fixed	4.8750	05/01/43	260,263
90,203	Loan ID 200433	Fixed	4.2500	08/01/43	88,692
188,017	Loan ID 200435	Fixed	4.6250	11/01/52	189,993
38,980	Loan ID 200439	Fixed	5.0000	08/01/41	39,669
123,099	Loan ID 200445	Fixed	5.2500	02/01/39	125,561
26,712	Loan ID 200447	Fixed	5.8750	11/04/34	27,246
72,163	Loan ID 200448	Fixed	5.7500	05/01/42	73,606
127,663	Loan ID 200449	Fixed	5.0000	02/01/42	119,636
315,239	Loan ID 200451	Fixed	6.2500	07/01/38	321,544

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 93.9% (Continued)
	MORTGAGE LOANS (PRIVATE) — 93.9% (Continued)
167,682	Loan ID 200460	Fixed	7.0000	07/01/41	$171,036
356,613	Loan ID 200462	Fixed	6.0000	07/01/45	363,746
210,544	Loan ID 200465	Fixed	6.5000	07/01/37	214,755
101,915	Loan ID 200468	Fixed	5.6250	12/01/44	32,192
113,556	Loan ID 200469	Fixed	6.5000	07/01/37	115,827
230,092	Loan ID 200474	Fixed	5.7500	11/01/50	234,694
180,777	Loan ID 200476	Fixed	6.0000	09/01/50	184,392
101,408	Loan ID 200489	Fixed	4.0000	03/01/43	98,533
179,164	Loan ID 200491	Fixed	5.5000	10/01/39	182,747
249,830	Loan ID 200494	Fixed	4.6250	10/01/43	250,237
178,785	Loan ID 200500	Fixed	5.8750	02/01/37	182,360
59,615	Loan ID 200507	Fixed	4.5000	09/01/42	59,323
88,905	Loan ID 200517	Fixed	8.0000	05/01/39	88,905
179,723	Loan ID 200518	Fixed	3.0000	12/01/50	165,115
100,315	Loan ID 200527	Fixed	4.5000	12/01/43	99,794
94,795	Loan ID 200532	Fixed	3.2500	07/01/43	87,203
36,049	Loan ID 200545	Fixed	4.3750	02/01/29	35,620
120,425	Loan ID 200564	Fixed	4.8750	05/01/39	122,190
83,776	Loan ID 200573	Fixed	3.7500	09/01/42	80,054
118,082	Loan ID 200574	Fixed	4.8750	01/01/44	119,550
162,564	Loan ID 200578	Fixed	4.7500	08/01/40	161,423
42,760	Loan ID 200579	Fixed	4.8750	05/01/42	29,530
151,244	Loan ID 200580	Fixed	4.1250	11/01/41	148,246
288,044	Loan ID 200586	Fixed	3.5000	01/01/43	270,498
58,444	Loan ID 200593	Fixed	3.8750	06/01/42	56,399
34,145	Loan ID 200597	Fixed	5.6250	02/01/44	34,827
64,620	Loan ID 200604	Fixed	3.5000	01/01/43	60,665
112,113	Loan ID 200612	Fixed	4.5000	02/01/43	111,488
307,548	Loan ID 200616	Fixed	4.8750	02/01/44	311,021
149,275	Loan ID 200630	Fixed	5.2500	09/01/43	152,261
206,355	Loan ID 200634	Fixed	4.3750	01/01/44	204,060
106,916	Loan ID 200645	Fixed	5.0000	04/01/44	108,642
126,857	Loan ID 200649	Fixed	4.3750	03/01/44	125,320
117,376	Loan ID 200650	Fixed	4.8750	05/01/44	118,849

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 93.9% (Continued)
	MORTGAGE LOANS (PRIVATE) — 93.9% (Continued)
200,531	Loan ID 200651	Fixed	3.6250	07/01/43	$189,610
123,405	Loan ID 200655	Fixed	3.3750	05/01/43	114,540
165,734	Loan ID 200656	Fixed	6.8750	11/01/45	157,447
136,936	Loan ID 200657	Fixed	4.8750	08/01/51	139,009
158,259	Loan ID 200660	Fixed	5.8750	03/01/38	161,424
190,160	Loan ID 200662	Fixed	5.0000	03/01/44	193,005
62,435	Loan ID 200663	Fixed	4.7500	05/01/44	62,915
141,272	Loan ID 200669	Fixed	5.2500	04/01/44	144,097
42,121	Loan ID 200670	Fixed	4.3750	02/01/29	41,644
279,921	Loan ID 200674	Fixed	4.5000	05/01/44	278,790
231,326	Loan ID 200679	Fixed	5.0000	04/01/44	232,915
172,253	Loan ID 200682	Fixed	4.8750	05/01/44	174,162
114,639	Loan ID 200684	Fixed	4.8750	04/01/44	116,118
208,504	Loan ID 200685	Fixed	4.8750	05/01/44	210,562
200,848	Loan ID 200690	Fixed	4.2500	04/01/44	197,609
220,774	Loan ID 200692	Fixed	4.6250	07/01/44	220,531
96,129	Loan ID 200694	Fixed	4.5000	09/01/43	95,652
42,079	Loan ID 200696	Fixed	3.7500	10/01/42	40,293
79,293	Loan ID 200700	Fixed	4.2500	02/01/44	77,876
86,713	Loan ID 200704	Fixed	4.3750	03/01/43	85,586
45,699	Loan ID 200709	Fixed	4.3750	04/01/43	45,186
102,444	Loan ID 200710	Fixed	4.5000	07/01/44	100,009
559,918	Loan ID 200714	Fixed	4.1750	11/01/36	553,291
183,736	Loan ID 200716	ARM	3.0900	08/01/37	181,717
128,035	Loan ID 200720	ARM	3.5000	04/01/42	119,680
142,879	Loan ID 200726	Fixed	4.3750	09/01/37	107,744
181,656	Loan ID 200732	Fixed	4.1250	09/01/27	178,836
91,117	Loan ID 200735	Fixed	4.5000	06/01/44	90,641
131,230	Loan ID 200736	Fixed	4.7500	05/01/44	129,637
158,654	Loan ID 200742	Fixed	4.2500	04/01/43	155,703
54,373	Loan ID 200753	Fixed	5.2500	05/01/44	55,460
47,332	Loan ID 200755	Fixed	4.2500	06/01/43	46,568
167,910	Loan ID 200756	Fixed	4.8750	11/01/43	169,883
162,922	Loan ID 200771	Fixed	4.5000	04/01/43	150,542

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 93.9% (Continued)
	MORTGAGE LOANS (PRIVATE) — 93.9% (Continued)
39,987	Loan ID 200775	Fixed	4.2500	04/01/43	$39,286
72,976	Loan ID 200776	Fixed	4.2500	03/01/44	71,621
48,792	Loan ID 200777	Fixed	4.7500	06/01/44	48,904
152,633	Loan ID 200781	Fixed	4.6250	09/01/44	152,131
76,368	Loan ID 200783	Fixed	4.7500	09/01/44	76,813
101,305	Loan ID 200785	Fixed	4.5000	08/01/44	100,796
205,690	Loan ID 200786	Fixed	4.6250	07/01/44	206,208
39,383	Loan ID 200787	Fixed	4.7500	09/01/44	39,595
184,727	Loan ID 200791	Fixed	4.8750	06/01/44	186,383
81,569	Loan ID 200795	Fixed	6.7500	08/01/36	83,200
68,643	Loan ID 200796	Fixed	5.8800	12/01/53	37,716
55,764	Loan ID 200799	Fixed	4.0000	02/05/53	53,251
61,051	Loan ID 200800	Fixed	4.0000	01/01/53	50,643
145,572	Loan ID 200805	Fixed	4.6250	07/01/50	129,327
53,685	Loan ID 200808	Fixed	4.2500	11/01/50	44,636
112,093	Loan ID 200809	Fixed	5.0000	04/01/50	104,007
220,100	Loan ID 200814	Fixed	8.2500	07/01/39	224,502
271,314	Loan ID 200817	Fixed	5.0000	01/01/50	240,298
189,069	Loan ID 200821	Fixed	4.2500	08/01/44	186,049
73,241	Loan ID 200823	Fixed	4.2500	09/01/44	72,028
200,733	Loan ID 200824	Fixed	4.2500	08/01/44	197,257
95,814	Loan ID 200826	Fixed	4.3750	09/01/44	94,557
175,799	Loan ID 200830	ARM	1.2500	07/01/44	161,870
38,306	Loan ID 200831	Fixed	4.2500	10/01/44	37,560
303,302	Loan ID 200832	Fixed	4.2500	10/01/44	292,756
143,807	Loan ID 200834	Fixed	4.1250	07/01/43	140,468
267,198	Loan ID 200844	Fixed	4.5000	07/01/43	265,642
177,498	Loan ID 200846	Fixed	4.3750	11/01/43	175,787
95,196	Loan ID 200853	Fixed	5.0000	04/01/37	97,091
172,272	Loan ID 200856	Fixed	6.5000	06/01/42	166,057
248,272	Loan ID 200858	Fixed	5.0000	01/01/53	253,238
147,383	Loan ID 200860	Fixed	3.8750	03/01/52	140,275
244,614	Loan ID 200866	Fixed	3.4000	05/01/53	231,816
105,590	Loan ID 200867	Fixed	4.5800	09/01/53	105,971

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 93.9% (Continued)
	MORTGAGE LOANS (PRIVATE) — 93.9% (Continued)
170,609	Loan ID 200880	Fixed	4.2500	06/01/43	$167,585
53,476	Loan ID 200883	Fixed	3.3750	05/01/28	49,674
73,925	Loan ID 200886	Fixed	4.2500	10/01/44	72,621
207,008	Loan ID 200887	Fixed	4.7500	09/01/44	208,100
186,105	Loan ID 200891	Fixed	4.2500	10/01/44	182,340
223,061	Loan ID 200892	Fixed	3.7500	09/01/43	213,123
175,728	Loan ID 200897	Fixed	4.7500	10/01/44	176,826
357,156	Loan ID 200907	ARM	3.1400	08/01/47	345,834
98,050	Loan ID 200908	Fixed	4.0000	06/01/49	96,698
118,315	Loan ID 200909	Fixed	4.8700	04/01/47	112,400
631,924	Loan ID 200912	Fixed	4.5000	03/01/37	632,566
54,391	Loan ID 200913	Fixed	4.2500	05/01/47	53,859
134,500	Loan ID 200914	Fixed	2.8750	12/01/47	124,683
80,294	Loan ID 200916	Fixed	4.0000	10/01/37	77,400
149,870	Loan ID 200917	Fixed	4.8750	01/01/51	152,219
82,847	Loan ID 200921	ARM	3.6250	07/01/51	81,783
395,395	Loan ID 200922	Fixed	3.3400	09/01/53	378,433
115,686	Loan ID 200928	Fixed	4.8000	02/01/41	117,228
176,584	Loan ID 200940	Fixed	3.2500	02/01/43	162,466
101,642	Loan ID 200941	Fixed	3.7800	01/01/43	95,373
242,538	Loan ID 200942	Fixed	4.0000	04/01/43	235,556
94,470	Loan ID 200944	Fixed	4.5000	02/01/44	93,836
259,334	Loan ID 200947	Fixed	4.0000	02/01/43	251,881
138,388	Loan ID 200948	Fixed	4.6250	05/01/61	138,329
248,525	Loan ID 200956	Fixed	5.0000	08/01/51	253,450
375,262	Loan ID 200959	Fixed	4.0000	11/01/42	364,776
133,513	Loan ID 200966	Fixed	4.8750	07/01/44	134,981
330,977	Loan ID 200969	Fixed	4.8750	08/01/43	334,944
140,499	Loan ID 200974	Fixed	4.2500	10/01/44	138,095
324,954	Loan ID 200977	Fixed	4.8750	09/01/44	308,706
152,889	Loan ID 200993	Fixed	2.0040	07/15/49	131,443
51,121	Loan ID 200996	Fixed	2.5000	08/01/48	45,121
116,907	Loan ID 201005	Fixed	4.7500	07/01/41	117,818
38,756	Loan ID 201006	Fixed	6.8750	03/01/38	39,532

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 93.9% (Continued)
	MORTGAGE LOANS (PRIVATE) — 93.9% (Continued)
83,521	Loan ID 201007	Fixed	7.1250	04/01/37	$85,192
71,281	Loan ID 201010	Fixed	5.5000	04/01/39	71,281
42,157	Loan ID 201012	Fixed	7.5000	12/01/38	43,000
51,238	Loan ID 201013	Fixed	7.5000	12/01/38	52,052
102,451	Loan ID 201016	Fixed	6.5000	05/01/46	104,500
57,848	Loan ID 201022	ARM	2.3750	05/01/37	54,175
124,316	Loan ID 201023	Fixed	6.4500	02/01/36	126,802
98,385	Loan ID 201027	ARM	9.5380	03/01/37	100,353
129,747	Loan ID 201032	Fixed	4.5000	11/01/44	128,713
76,937	Loan ID 201036	Fixed	4.3750	12/01/44	76,030
63,645	Loan ID 201037	Fixed	8.2500	07/01/39	64,918
85,606	Loan ID 201041	Fixed	3.7500	11/01/52	82,855
103,094	Loan ID 201043	Fixed	4.0000	04/01/39	98,169
157,435	Loan ID 201044	Fixed	4.8700	03/29/37	159,854
96,568	Loan ID 201045	Fixed	3.3750	07/01/37	84,807
276,448	Loan ID 201046	Fixed	3.0000	10/01/58	155,047
103,107	Loan ID 201047	Fixed	3.6250	04/01/53	96,306
61,678	Loan ID 201053	Fixed	3.8600	07/01/53	60,085
189,302	Loan ID 201054	Fixed	2.4000	05/17/50	162,686
144,947	Loan ID 201057	Fixed	4.3750	01/01/50	144,483
103,381	Loan ID 201058	Fixed	4.2500	08/01/37	102,367
92,666	Loan ID 201060	ARM	2.3750	07/01/35	89,479
77,154	Loan ID 201061	Fixed	5.0000	02/01/50	74,397
106,482	Loan ID 201063	Fixed	4.0000	09/01/47	104,241
213,294	Loan ID 201066	Fixed	4.2500	12/01/46	211,369
399,371	Loan ID 201067	Fixed	4.7500	01/01/44	401,987
61,739	Loan ID 201069	Fixed	4.6250	12/01/44	61,812
71,016	Loan ID 201072	Fixed	3.5000	03/01/28	66,717
86,282	Loan ID 201075	Fixed	4.3750	10/01/44	85,230
214,175	Loan ID 201084	Fixed	5.0000	08/01/38	200,469
144,272	Loan ID 201091	Fixed	4.1250	01/01/45	140,523
232,164	Loan ID 201092	Fixed	5.2500	04/01/46	236,807
128,874	Loan ID 201093	Fixed	4.1250	02/01/45	116,459
320,361	Loan ID 201101	Fixed	4.6250	03/01/45	314,714

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 93.9% (Continued)
	MORTGAGE LOANS (PRIVATE) — 93.9% (Continued)
137,191	Loan ID 201103	ARM	2.7500	05/01/44	$130,828
146,971	Loan ID 201104	Fixed	4.3750	04/01/45	145,321
66,718	Loan ID 201107	Fixed	5.1500	02/01/36	68,053
148,024	Loan ID 201111	Fixed	4.8750	04/01/50	136,440
75,287	Loan ID 201113	Fixed	5.7500	12/01/52	76,793
114,669	Loan ID 201114	Fixed	8.0870	05/01/54	116,962
471,032	Loan ID 201115	Fixed	4.0000	02/01/51	460,868
74,854	Loan ID 201122	Fixed	4.7500	11/01/48	75,801
208,195	Loan ID 201124	Fixed	4.7500	04/01/40	210,373
68,319	Loan ID 201127	ARM	2.5000	04/01/37	65,764
105,030	Loan ID 201130	Fixed	4.8500	12/01/37	106,019
114,091	Loan ID 201131	Fixed	8.2500	05/01/53	116,372
155,645	Loan ID 201132	Fixed	4.2500	07/01/37	142,367
178,092	Loan ID 201134	Fixed	4.6250	10/01/53	166,242
165,677	Loan ID 201139	Fixed	3.0000	11/01/53	151,993
78,182	Loan ID 201143	Fixed	3.5000	11/01/37	69,461
124,581	Loan ID 201146	Fixed	4.8750	08/01/54	125,398
103,607	Loan ID 201147	Fixed	4.1250	11/01/51	98,026
86,193	Loan ID 201148	Fixed	3.9500	10/01/42	84,763
308,169	Loan ID 201149	Fixed	5.0000	05/01/58	165,731
88,407	Loan ID 201155	Fixed	5.0000	11/01/53	58,688
60,393	Loan ID 201156	Fixed	5.0000	04/01/50	55,348
187,869	Loan ID 201160	Fixed	4.9200	10/01/49	176,328
357,294	Loan ID 201163	Fixed	4.7500	12/01/49	305,824
156,759	Loan ID 201164	Fixed	4.2500	11/01/51	153,560
400,964	Loan ID 201168	Fixed	3.8750	04/01/52	370,421
50,731	Loan ID 201170	Fixed	4.3750	07/01/37	50,524
101,832	Loan ID 201173	Fixed	4.2800	11/01/47	79,307
121,955	Loan ID 201176	Fixed	4.2500	07/01/53	121,203
289,697	Loan ID 201179	Fixed	4.7500	05/01/51	264,802
252,045	Loan ID 201181	Fixed	4.5000	04/01/34	253,198
124,733	Loan ID 201183	Fixed	3.5000	10/01/52	119,301
58,748	Loan ID 201184	Fixed	4.0000	06/01/49	57,903
230,649	Loan ID 201185	Fixed	7.2500	10/01/53	235,262

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 93.9% (Continued)
	MORTGAGE LOANS (PRIVATE) — 93.9% (Continued)
76,151	Loan ID 201187	Fixed	5.0000	11/01/48	$55,480
574,603	Loan ID 201196	Fixed	4.3750	11/01/36	572,349
304,867	Loan ID 201199	Fixed	5.1250	11/01/46	310,965
135,489	Loan ID 201205	Fixed	4.6250	01/01/45	135,463
105,232	Loan ID 201208	Fixed	4.6250	04/01/45	104,990
164,310	Loan ID 201209	Fixed	4.2500	04/01/45	161,517
387,912	Loan ID 201212	Fixed	4.6250	03/01/61	388,359
180,471	Loan ID 201213	Fixed	4.8750	08/01/44	181,761
490,475	Loan ID 201214	ARM	2.7500	09/01/43	463,232
57,471	Loan ID 201221	Fixed	3.2500	05/01/43	25,578
44,580	Loan ID 201222	Fixed	5.1250	01/01/45	45,272
144,697	Loan ID 201240	Fixed	4.2500	10/01/45	141,368
272,073	Loan ID 201241	Fixed	4.3750	07/01/45	269,547
101,178	Loan ID 201243	Fixed	4.6250	11/01/45	101,160
367,461	Loan ID 201244	Fixed	4.5000	06/01/45	365,869
104,139	Loan ID 201245	Fixed	4.7500	08/01/44	104,926
92,673	Loan ID 201248	Fixed	4.8750	07/01/44	93,481
457,480	Loan ID 201249	Fixed	4.6250	03/01/59	455,452
194,203	Loan ID 201254	Fixed	7.2500	05/01/60	198,087
215,167	Loan ID 201255	ARM	6.7500	06/01/35	219,470
158,910	Loan ID 201260	Fixed	4.7500	09/01/45	159,502
46,218	Loan ID 201263	Fixed	4.7500	10/01/45	46,402
134,986	Loan ID 201266	Fixed	4.5000	02/01/46	133,749
138,284	Loan ID 201270	Fixed	4.1250	02/01/45	135,004
233,622	Loan ID 201271	Fixed	4.5000	06/01/45	232,601
222,957	Loan ID 201273	Fixed	4.5000	12/01/45	220,875
199,689	Loan ID 201274	Fixed	4.1250	10/01/45	194,607
23,213	Loan ID 201285	Fixed	4.6250	11/01/28	23,677
283,805	Loan ID 201291	Fixed	5.0000	08/01/45	263,195
113,638	Loan ID 201294	Fixed	4.6250	02/01/46	111,856
707,440	Loan ID 201296	Fixed	4.2500	02/01/46	690,912
66,880	Loan ID 201301	Fixed	4.5500	10/01/44	66,649
125,215	Loan ID 201302	Fixed	4.2500	05/01/45	122,773
137,229	Loan ID 201305	Fixed	4.6250	08/01/44	137,268

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 93.9% (Continued)
	MORTGAGE LOANS (PRIVATE) — 93.9% (Continued)
107,527	Loan ID 201306	Fixed	3.8750	09/01/45	$103,209
163,889	Loan ID 201307	Fixed	4.2500	10/01/48	160,945
57,800	Loan ID 201308	Fixed	4.6250	11/01/45	57,652
149,805	Loan ID 201309	Fixed	4.0000	09/01/45	145,185
299,638	Loan ID 201313	Fixed	4.6250	01/01/46	299,869
150,771	Loan ID 201316	Fixed	4.5000	02/01/46	149,815
159,252	Loan ID 201319	Fixed	4.3750	10/01/45	157,441
126,903	Loan ID 201324	Fixed	5.2500	04/01/46	129,442
164,463	Loan ID 201326	Fixed	4.6250	03/01/46	164,468
176,813	Loan ID 201328	Fixed	4.2500	11/01/45	111,684
342,480	Loan ID 201333	Fixed	3.8750	11/01/45	328,270
177,920	Loan ID 201336	Fixed	4.7500	01/01/46	175,243
222,635	Loan ID 201350	Fixed	4.0000	06/01/45	161,225
61,114	Loan ID 201352	Fixed	4.8750	03/01/45	61,505
464,928	Loan ID 201354	Fixed	3.3750	07/01/46	449,180
126,349	Loan ID 201355	Fixed	5.2500	12/01/45	128,876
140,821	Loan ID 201358	Fixed	4.8750	07/01/45	142,331
104,314	Loan ID 201364	Fixed	3.8750	04/01/46	100,112
316,063	Loan ID 201365	Fixed	4.2500	10/01/45	309,078
169,946	Loan ID 201370	Fixed	4.2500	07/01/46	166,311
94,066	Loan ID 201371	Fixed	4.1250	04/01/46	91,119
243,719	Loan ID 201372	Fixed	4.6250	08/01/46	243,638
134,075	Loan ID 201375	Fixed	4.5000	06/01/45	133,477
255,023	Loan ID 201377	Fixed	3.8750	05/01/46	251,834
295,834	Loan ID 201381	Fixed	4.8750	07/01/45	299,111
130,097	Loan ID 201385	Fixed	4.6250	12/01/45	130,097
216,000	Loan ID 201390	Fixed	5.1250	09/01/45	220,320
371,940	Loan ID 201391	Fixed	5.1250	10/01/45	371,391
406,399	Loan ID 201393	Fixed	3.7500	04/01/56	402,921
69,665	Loan ID 201394	Fixed	6.7000	06/01/34	71,058
80,770	Loan ID 201395	Fixed	6.3000	07/01/44	17,583
80,327	Loan ID 201400	Fixed	4.7500	07/01/44	80,868
84,272	Loan ID 201401	Fixed	4.7500	10/01/44	84,814
87,981	Loan ID 201403	Fixed	4.7500	08/01/44	79,128

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 93.9% (Continued)
	MORTGAGE LOANS (PRIVATE) — 93.9% (Continued)
126,261	Loan ID 201404	Fixed	4.7500	10/01/44	$126,401
67,313	Loan ID 201405	Fixed	5.2500	08/01/44	68,660
51,310	Loan ID 201406	Fixed	4.2500	06/01/46	50,123
227,789	Loan ID 201407	Fixed	4.8750	01/01/46	230,476
153,743	Loan ID 201411	Fixed	4.7500	12/01/45	154,544
134,726	Loan ID 201412	Fixed	5.7500	12/01/45	137,421
315,251	Loan ID 201413	Fixed	4.5000	07/01/45	313,949
68,811	Loan ID 201414	Fixed	4.2500	07/01/44	64,230
51,282	Loan ID 201415	Fixed	8.0000	04/01/34	52,308
55,638	Loan ID 201417	Fixed	6.0000	08/01/37	56,750
38,299	Loan ID 201419	Fixed	10.0000	11/01/33	39,065
53,768	Loan ID 201422	Fixed	4.6250	10/01/46	53,406
500,901	Loan ID 201428	ARM	2.5000	04/01/45	474,176
92,399	Loan ID 201434	Fixed	4.3750	06/01/46	91,298
84,528	Loan ID 201436	Fixed	4.3750	05/01/45	83,519
127,376	Loan ID 201437	Fixed	4.7500	05/01/46	43,298
168,824	Loan ID 201439	Fixed	5.0000	12/01/45	171,622
299,996	Loan ID 201440	Fixed	4.6250	07/01/46	187,409
281,518	Loan ID 201442	Fixed	4.8750	12/01/45	283,792
47,869	Loan ID 201444	Fixed	4.5000	11/01/44	47,489
237,305	Loan ID 201447	Fixed	4.8750	10/01/44	239,375
86,369	Loan ID 201449	Fixed	4.0000	08/01/44	83,632
209,427	Loan ID 201451	Fixed	4.2500	06/01/45	205,185
219,960	Loan ID 201458	Fixed	3.8750	09/01/46	206,394
252,345	Loan ID 201461	Fixed	4.1250	12/01/44	240,382
279,991	Loan ID 201464	Fixed	4.3750	06/01/45	271,452
95,747	Loan ID 201465	Fixed	5.1250	12/01/44	97,458
262,438	Loan ID 201470	Fixed	4.3750	10/01/44	258,890
210,508	Loan ID 201471	Fixed	4.5000	01/01/45	209,054
287,147	Loan ID 201473	Fixed	4.5000	02/01/45	286,046
91,119	Loan ID 201475	ARM	6.6250	09/01/36	10,806
133,930	Loan ID 201476	ARM	8.5000	02/01/37	127,234
75,471	Loan ID 201477	Fixed	6.7500	11/01/36	76,981
100,790	Loan ID 201478	Fixed	4.6250	10/01/45	100,683

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 93.9% (Continued)
	MORTGAGE LOANS (PRIVATE) — 93.9% (Continued)
140,433	Loan ID 201482	Fixed	4.6250	02/01/51	$139,763
277,606	Loan ID 201483	Fixed	4.1250	12/01/45	269,926
71,864	Loan ID 201484	Fixed	4.5000	10/01/46	71,091
57,001	Loan ID 201485	Fixed	5.7500	03/01/38	58,141
157,767	Loan ID 201487	Fixed	4.6250	02/01/52	160,922
86,392	Loan ID 201489	Fixed	4.7500	03/01/46	86,726
72,708	Loan ID 201499	Fixed	4.7500	05/01/45	73,294
99,246	Loan ID 201502	Fixed	5.2500	04/01/44	101,231
140,316	Loan ID 201503	Fixed	5.0000	07/01/46	142,516
423,189	Loan ID 201504	Fixed	4.5000	07/01/45	421,301
86,598	Loan ID 201505	ARM	4.0000	09/01/46	86,684
289,339	Loan ID 201506	Fixed	5.0000	02/01/47	293,781
210,352	Loan ID 201508	Fixed	5.0000	02/01/47	213,977
116,578	Loan ID 201513	Fixed	4.0000	01/01/46	116,578
71,817	Loan ID 201515	Fixed	5.1250	04/01/47	72,704
90,291	Loan ID 201519	Fixed	4.7500	09/01/45	90,947
74,956	Loan ID 201523	Fixed	5.1250	07/01/45	76,424
365,667	Loan ID 201533	Fixed	4.7500	05/01/46	365,843
39,950	Loan ID 201534	Fixed	4.8750	05/01/47	40,125
313,851	Loan ID 201535	Fixed	4.8750	08/01/47	313,851
191,104	Loan ID 201551	Fixed	4.5000	02/01/47	157,881
129,795	Loan ID 201552	Fixed	4.0000	08/01/47	129,795
45,436	Loan ID 201556	Fixed	4.9900	12/01/47	46,030
125,921	Loan ID 201558	Fixed	4.5000	08/01/47	125,921
100,663	Loan ID 201579	Fixed	4.7500	12/01/36	100,964
80,979	Loan ID 201581	Fixed	4.1250	10/01/46	78,896
82,105	Loan ID 201583	Fixed	5.2500	08/01/47	82,105
42,604	Loan ID 201585	Fixed	5.5000	03/01/48	43,456
368,517	Loan ID 201586	Fixed	4.6250	05/01/47	365,099
299,061	Loan ID 201587	Fixed	4.3750	01/01/48	294,425
34,192	Loan ID 201589	Fixed	5.3750	06/01/48	34,848
138,286	Loan ID 201590	Fixed	5.2000	05/01/48	83,535
303,727	Loan ID 201591	Fixed	5.3750	08/01/48	309,801
63,206	Loan ID 201598	Fixed	6.0000	01/01/37	64,471

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 93.9% (Continued)
	MORTGAGE LOANS (PRIVATE) — 93.9% (Continued)
326,185	Loan ID 201599	Fixed	5.0000	07/01/38	$249,747
44,013	Loan ID 201600	Fixed	6.0000	01/01/36	40,829
34,603	Loan ID 201602	Fixed	5.0000	04/20/32	35,295
58,454	Loan ID 201604	Fixed	8.5000	01/01/48	48,860
67,431	Loan ID 201605	Fixed	8.7500	03/01/48	68,779
88,284	Loan ID 201606	Fixed	9.9900	05/01/48	90,050
43,017	Loan ID 201610	Fixed	9.9900	07/01/48	8,089
58,983	Loan ID 201611	Fixed	9.9900	07/01/48	10,636
253,556	Loan ID 201612	Fixed	8.9900	10/01/25	258,627
493,192	Loan ID 201615	Fixed	10.5000	01/01/22	503,056
29,217	Loan ID 201624	Fixed	11.0000	07/22/28	27,757
42,754	Loan ID 201627	Fixed	10.4500	02/19/47	43,609
48,825	Loan ID 201628	Fixed	11.0000	07/25/40	49,802
36,864	Loan ID 201629	Fixed	11.0000	03/06/33	36,864
46,187	Loan ID 201630(a)	Fixed	9.9500	01/28/20	43,878
42,247	Loan ID 201631	Fixed	9.9500	07/25/31	40,134
64,026	Loan ID 201634	Fixed	7.9500	02/28/48	60,824
64,724	Loan ID 201635	Fixed	9.9500	03/14/46	66,018
74,835	Loan ID 201636	Fixed	9.4500	05/13/31	76,332
97,809	Loan ID 201637	Fixed	11.0000	05/22/45	99,766
137,453	Loan ID 201638	Fixed	8.5000	09/19/44	140,202
315,769	Loan ID 201639	Fixed	5.0000	09/01/48	315,769
336,572	Loan ID 201640	Fixed	5.1250	04/01/49	341,416
158,632	Loan ID 201641(a)	DSI	10.5000	06/01/20	150,700
669,302	Loan ID 201645(a)	Fixed	8.0000	07/01/20	104,172
40,318	Loan ID 201647	Fixed	6.0000	10/01/31	40,034
30,481	Loan ID 201648	Fixed	7.1500	08/14/30	26,203
53,823	Loan ID 201649	Fixed	4.8000	02/20/30	54,758
36,032	Loan ID 201650	Fixed	7.0000	11/14/31	36,753
49,853	Loan ID 201651	Fixed	7.0000	12/01/36	34,086
247,013	Loan ID 201652	Fixed	5.0000	10/01/36	115,615
194,023	Loan ID 201653	Fixed	4.2500	06/01/48	194,023
434,849	Loan ID 201654	Fixed	4.8750	07/01/49	438,817
146,040	Loan ID 201655	Fixed	7.7000	01/01/49	148,961

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 93.9% (Continued)
	MORTGAGE LOANS (PRIVATE) — 93.9% (Continued)
118,938	Loan ID 201656	Fixed	4.6250	06/01/49	$117,412
241,523	Loan ID 201657	Fixed	5.2500	11/01/48	246,353
81,666	Loan ID 201661	Fixed	5.5000	08/01/49	82,503
128,232	Loan ID 201662	Fixed	5.3750	09/01/48	130,407
417,162	Loan ID 201663	Fixed	4.7500	10/01/48	417,162
19,186	Loan ID 201664	Fixed	10.0000	08/01/33	19,186
41,196	Loan ID 201665	Fixed	9.9900	08/01/48	42,020
17,960	Loan ID 201666	Fixed	10.0000	06/01/33	18,319
16,620	Loan ID 201667	Fixed	10.0000	07/01/33	16,952
15,591	Loan ID 201668	Fixed	9.7500	11/01/33	15,903
55,350	Loan ID 201670	Fixed	8.0000	09/15/48	55,350
22,544	Loan ID 201671	Fixed	9.0000	09/15/48	22,544
21,037	Loan ID 201672	Fixed	9.9000	10/15/48	21,458
51,243	Loan ID 201673	Fixed	9.9900	06/01/48	52,268
23,808	Loan ID 201674	Fixed	9.9000	12/01/48	24,284
111,143	Loan ID 201676	Fixed	9.6250	10/01/48	113,366
79,678	Loan ID 201677	Fixed	9.2500	11/01/48	81,271
23,854	Loan ID 201678	Fixed	10.0000	08/01/48	24,331
42,464	Loan ID 201679	Fixed	7.7000	03/01/47	43,313
39,219	Loan ID 201680	Fixed	9.9000	09/15/48	40,003
176,056	Loan ID 201682	Fixed	5.0000	07/01/48	96,547
401,670	Loan ID 201684	Fixed	4.5000	08/01/49	396,414
283,403	Loan ID 201685	Fixed	5.5000	02/01/49	289,071
99,972	Loan ID 201686	Fixed	4.2500	07/01/49	97,025
105,413	Loan ID 201687	Fixed	5.5000	07/01/48	92,899
205,040	Loan ID 201689	Fixed	4.5000	04/01/49	202,504
162,144	Loan ID 201692	Fixed	8.4900	11/01/29	165,387
302,227	Loan ID 201695	Fixed	8.9000	12/01/21	308,271
64,423	Loan ID 201696	Fixed	5.1250	10/01/48	65,637
123,279	Loan ID 201697	Fixed	6.1250	04/01/49	125,745
82,484	Loan ID 201698	Fixed	4.3750	12/01/47	80,672
263,036	Loan ID 201699	Fixed	5.5220	09/01/49	268,297
320,544	Loan ID 201700	Fixed	6.1250	06/01/49	326,955
61,901	Loan ID 201701	Fixed	5.0000	08/01/49	61,921

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 93.9% (Continued)
	MORTGAGE LOANS (PRIVATE) — 93.9% (Continued)
53,667	Loan ID 201703	Fixed	6.6000	12/01/48	$54,741
177,622	Loan ID 201707	Fixed	4.8750	08/01/49	177,392
203,973	Loan ID 201709	Fixed	5.3250	09/01/49	205,185
146,189	Loan ID 201710	Fixed	6.7000	11/01/49	153,498
720,051	Loan ID 201711	Fixed	4.8750	10/01/49	719,354
183,604	Loan ID 201713	Fixed	10.1110	12/01/49	174,424
111,083	Loan ID 201715	Fixed	10.1300	12/01/49	113,305
236,189	Loan ID 201716	Fixed	10.1500	12/01/49	240,913
433,412	Loan ID 201717	Fixed	6.5000	12/01/48	442,080
116,207	Loan ID 201719	Fixed	4.7500	09/01/49	116,207
136,579	Loan ID 201720	Fixed	4.3750	04/01/49	134,689
248,381	Loan ID 201724	Fixed	5.3750	01/01/49	138,941
76,403	Loan ID 201725	Fixed	8.4900	12/01/22	72,583
55,011	Loan ID 201726	Fixed	8.4900	12/01/22	52,261
73,955	Loan ID 201728	Fixed	9.4900	01/01/22	75,434
127,498	Loan ID 201732	Fixed	5.1250	05/01/47	127,660
77,813	Loan ID 201733	Fixed	5.2500	04/01/44	79,369
125,501	Loan ID 201739	ARM	7.1250	04/01/48	111,981
226,960	Loan ID 201741	ARM	8.0000	07/01/48	231,500
139,998	Loan ID 201743	Fixed	5.4990	09/01/48	142,798
291,810	Loan ID 201744	Fixed	5.6250	05/01/49	291,810
367,574	Loan ID 201746	Fixed	4.8750	07/01/49	367,673
542,989	Loan ID 201750	Fixed	6.1250	04/01/50	553,848
1,099,726	Loan ID 201753	Fixed	4.8750	04/01/50	1,114,223
601,798	Loan ID 201755	Fixed	5.7500	03/01/50	613,834
249,285	Loan ID 201756	Fixed	5.0000	03/01/50	252,269
273,435	Loan ID 201757	ARM	5.1250	04/01/50	277,371
415,886	Loan ID 201758	Fixed	5.8750	03/01/50	423,455
259,204	Loan ID 201759	ARM	5.7500	03/01/50	266,387
256,519	Loan ID 201761	Fixed	6.8750	02/01/50	261,649
423,170	Loan ID 201762	Fixed	5.9900	03/01/50	431,634
145,196	Loan ID 201763	Fixed	7.3750	04/01/50	148,100
216,209	Loan ID 201767	Fixed	5.2500	07/01/49	216,209
188,538	Loan ID 201768	Fixed	6.7500	04/01/50	192,309

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 93.9% (Continued)
	MORTGAGE LOANS (PRIVATE) — 93.9% (Continued)
214,768	Loan ID 201770	Fixed	9.3750	04/01/50	$219,064
350,700	Loan ID 201772	Fixed	8.1250	03/01/50	368,235
753,632	Loan ID 201773	ARM	5.5000	06/01/49	768,705
710,532	Loan ID 201776	Fixed	6.6250	01/01/50	724,742
124,912	Loan ID 201777	Fixed	5.8750	04/01/49	127,411
250,000	Loan ID 201779	Fixed	10.5000	07/01/22	255,000
442,725	Loan ID 201780	Fixed	6.1250	04/01/50	450,056
124,600	Loan ID 201783	Interest Only	7.5000	09/01/25	129,073
307,079	Loan ID 201784	Fixed	6.7500	04/01/50	322,433
273,000	Loan ID 201785	Interest Only	8.0000	08/31/23	286,650
935,000	Loan ID 201787	ARM	6.3460	03/01/60	953,700
253,485	Loan ID 201795	Interest Only	7.5000	10/31/25	266,159
247,000	Loan ID 201797	Fixed	10.9900	12/01/21	247,000
752,300	Loan ID 201800	Interest Only	7.5000	12/31/23	739,746
36,152	Loan ID 201802	Fixed	4.2500	10/01/29	33,944
26,450	Loan ID 201803	Fixed	7.0500	09/01/34	26,979
174,777	Loan ID 201804	Fixed	4.0000	03/01/58	175,825
109,410	Loan ID 201805	Fixed	4.3750	08/01/59	111,342
27,848	Loan ID 201806	DSI	9.0000	06/01/26	28,405
72,101	Loan ID 201807	Fixed	5.0000	08/01/43	64,962
119,383	Loan ID 201808	Fixed	3.8750	06/01/60	119,319
164,554	Loan ID 201809	Fixed	3.7500	11/01/59	161,272
75,137	Loan ID 201810	Fixed	3.7500	02/01/42	73,927
62,120	Loan ID 201811	DSI	11.8300	05/01/35	63,362
32,160	Loan ID 201812	Fixed	9.2400	02/01/27	32,803
75,885	Loan ID 201813	DSI	6.0000	01/01/39	55,405
49,550	Loan ID 201814	DSI	7.7400	03/01/33	50,541
67,273	Loan ID 201815	Fixed	8.0000	09/01/33	68,619
51,896	Loan ID 201816	Fixed	4.6250	04/01/29	49,301
98,437	Loan ID 201817	Fixed	4.1250	10/01/34	98,576
57,205	Loan ID 201818	Fixed	10.3900	12/01/41	58,349
54,618	Loan ID 201819	Fixed	3.8750	11/01/29	54,627
94,726	Loan ID 201820	Fixed	3.7500	01/01/60	94,121
67,267	Loan ID 201821	Fixed	6.4500	05/01/30	68,613

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 93.9% (Continued)
	MORTGAGE LOANS (PRIVATE) — 93.9% (Continued)
48,649	Loan ID 201822	DSI	8.9200	01/01/36	$45,696
72,775	Loan ID 201823	Fixed	9.6250	03/01/40	73,820
278,604	Loan ID 201824	DSI	8.5000	10/01/37	277,322
126,203	Loan ID 201825	Fixed	3.8750	03/01/40	115,970
62,828	Loan ID 201826	Fixed	8.4980	11/01/30	64,085
31,131	Loan ID 201827	Fixed	10.7800	03/01/26	31,753
29,411	Loan ID 201828	Fixed	8.2490	10/01/30	29,999
111,631	Loan ID 201829	DSI	10.4600	08/01/37	113,864
33,034	Loan ID 201830	DSI	10.5550	10/01/26	33,695
62,633	Loan ID 201831	DSI	11.1100	02/01/38	63,885
53,852	Loan ID 201832	Fixed	6.2500	06/01/34	41,617
38,088	Loan ID 201833	DSI	12.6790	06/01/23	38,850
60,835	Loan ID 201834	DSI	9.1500	04/01/38	62,052
37,829	Loan ID 201835	DSI	7.5000	01/01/27	38,585
29,250	Loan ID 201836	DSI	8.8360	07/01/27	29,835
46,391	Loan ID 201837	DSI	6.9960	09/01/31	47,319
46,394	Loan ID 201838	DSI	9.0700	07/01/27	47,322
43,442	Loan ID 201839	DSI	11.1100	08/01/39	44,311
67,521	Loan ID 201840	DSI	10.8700	10/01/41	68,871
42,079	Loan ID 201841	Fixed	10.0600	05/01/25	42,920
73,353	Loan ID 201842	DSI	11.0300	03/01/28	74,820
35,069	Loan ID 201843	Fixed	9.1800	08/01/31	35,771
48,441	Loan ID 201844	DSI	11.4900	11/01/28	49,410
21,497	Loan ID 201845	DSI	7.0000	02/01/24	21,927
42,777	Loan ID 201846	Fixed	8.4960	05/01/34	43,633
127,408	Loan ID 201847	Fixed	2.3750	06/01/33	115,711
54,776	Loan ID 201848	DSI	4.2900	11/01/32	55,872
52,125	Loan ID 201849	DSI	4.4800	06/01/35	53,167
93,944	Loan ID 201850	Fixed	4.6250	10/01/42	94,617
124,298	Loan ID 201851	DSI	4.5000	08/30/23	126,784
95,923	Loan ID 201853	DSI	4.9100	02/01/34	97,842
85,998	Loan ID 201855	DSI	4.3900	07/01/36	87,718
46,194	Loan ID 201856	Fixed	7.9000	06/01/37	41,302
51,835	Loan ID 201857	Fixed	3.2500	04/01/35	42,985

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 93.9% (Continued)
	MORTGAGE LOANS (PRIVATE) — 93.9% (Continued)
368,606	Loan ID 201858	Fixed	4.6250	02/01/59	$375,978
592,500	Loan ID 201859	Interest Only	7.5000	12/31/25	604,350
123,867	Loan ID 201861	Fixed	5.0000	05/01/40	123,867
22,916	Loan ID 201862	DSI	10.0000	05/01/27	23,375
21,273	Loan ID 201864	DSI	7.0560	01/01/35	21,699
28,236	Loan ID 201865	Fixed	6.4990	01/01/32	28,801
52,575	Loan ID 201866	Fixed	4.8750	01/01/44	53,175
34,371	Loan ID 201867	DSI	4.2300	12/01/32	33,734
55,468	Loan ID 201868	DSI	7.5360	09/01/34	52,695
18,611	Loan ID 201869	DSI	8.3900	07/01/24	18,983
15,264	Loan ID 201870	DSI	9.4800	02/01/23	15,569
9,467	Loan ID 201871	Fixed	9.9700	05/01/26	9,656
34,703	Loan ID 201872	DSI	8.1000	09/01/38	35,397
17,235	Loan ID 201873	Fixed	6.6480	02/01/27	17,580
25,272	Loan ID 201874	DSI	10.5400	05/01/27	25,778
9,489	Loan ID 201875	Fixed	10.9800	06/01/30	9,679
15,667	Loan ID 201876	Fixed	8.3100	02/01/27	15,980
7,672	Loan ID 201877	DSI	9.8300	11/01/28	7,825
27,132	Loan ID 201878	DSI	9.0500	08/01/24	27,675
12,872	Loan ID 201879	Fixed	9.3100	10/01/26	13,130
21,434	Loan ID 201881	DSI	4.5900	05/01/26	21,343
11,151	Loan ID 201882	Fixed	8.3100	04/01/27	11,374
29,352	Loan ID 201883	Fixed	4.6250	06/01/33	29,575
9,545	Loan ID 201884	DSI	11.3890	02/01/22	9,736
21,532	Loan ID 201885	Fixed	5.0000	05/01/34	21,963
6,114	Loan ID 201886	Fixed	10.6080	12/01/22	6,236
41,975	Loan ID 201887	Fixed	6.2500	01/01/42	42,815
20,430	Loan ID 201889	DSI	9.4990	02/01/39	20,839
9,370	Loan ID 201890	Fixed	4.5000	11/01/25	9,422
17,466	Loan ID 201891	Fixed	10.2900	07/01/26	17,815
15,121	Loan ID 201892	DSI	9.9600	06/01/23	15,424
31,794	Loan ID 201893	DSI	5.0400	06/01/26	32,421
13,421	Loan ID 201895	Fixed	9.6900	05/01/26	13,689
8,225	Loan ID 201896	Fixed	9.6800	09/01/25	8,389

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 93.9% (Continued)
	MORTGAGE LOANS (PRIVATE) — 93.9% (Continued)
18,550	Loan ID 201897	Fixed	8.2800	03/01/27	$18,921
13,992	Loan ID 201898	Fixed	10.3120	10/01/26	14,271
17,460	Loan ID 201899	DSI	10.5000	10/01/24	17,809
15,121	Loan ID 201900(a)	DSI	12.1320	01/29/19	14,365
20,906	Loan ID 201901	DSI	8.7360	09/01/28	19,861
16,496	Loan ID 201902	Fixed	10.5480	10/01/26	16,826
16,937	Loan ID 201904	DSI	10.1900	08/01/29	17,275
10,318	Loan ID 201905	DSI	10.8900	01/01/24	10,525
17,694	Loan ID 201906	DSI	10.2100	07/01/23	18,048
71,333	Loan ID 201907	Fixed	9.8540	09/01/30	67,766
25,237	Loan ID 201908	DSI	11.6160	09/01/27	25,742
53,847	Loan ID 201909	DSI	9.2400	07/01/33	54,924
11,506	Loan ID 201910	DSI	6.0000	07/01/26	11,736
16,544	Loan ID 201911	DSI	7.9990	07/01/31	16,875
38,821	Loan ID 201912	Fixed	7.7500	08/01/34	36,880
7,856	Loan ID 201913	Fixed	9.3100	11/01/26	8,013
25,475	Loan ID 201914	DSI	9.3260	08/01/26	25,984
5,053	Loan ID 201915	Fixed	3.7500	07/01/25	4,882
94,300	Loan ID 201916	Fixed	3.7500	05/01/38	93,323
101,214	Loan ID 201923	Fixed	10.9900	03/01/26	103,238
221,300	Loan ID 201924	Interest Only	7.5000	02/28/26	232,365
345,000	Loan ID 201925	Interest Only	7.0000	02/29/24	298,394
187,946	Loan ID 201926	Fixed	11.9900	03/01/22	191,705
302,906	Loan ID 201927	Fixed	8.9900	04/01/51	308,964
1,610,000	Loan ID 201928	ARM	7.8750	04/01/50	1,642,200
393,750	Loan ID 201929	Fixed	8.9900	04/01/23	401,625
297,970	Loan ID 201930	Fixed	8.9900	04/01/51	303,929
283,500	Loan ID 201933	Interest Only	7.5000	04/30/26	297,675
305,000	Loan ID 201934	Fixed	9.0000	05/01/22	305,000
239,613	Loan ID 201935	Fixed	10.5000	05/01/26	244,406
164,635	Loan ID 201936	Fixed	8.9900	05/01/51	167,927
360,000	Loan ID 201937	Interest Only	7.0000	04/30/24	367,200
471,081	Loan ID 201938	Fixed	7.4900	05/01/51	480,503
2,792,726	Loan ID 201939	Fixed	6.7500	05/01/51	2,525,425

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 93.9% (Continued)
	MORTGAGE LOANS (PRIVATE) — 93.9% (Continued)
69,298	Loan ID 201940	Fixed	5.2500	06/20/50	$69,080
242,085	Loan ID 201941	Fixed	5.1250	12/01/48	170,126
124,114	Loan ID 201942	Fixed	5.0000	06/01/50	124,108
100,604	Loan ID 201943	Interest Only	7.0000	05/31/24	102,616
196,000	Loan ID 201944	Interest Only	8.0000	05/31/24	205,800
170,000	Loan ID 201945	Fixed	8.9900	06/01/22	170,000
219,000	Loan ID 201946	Fixed	9.9900	05/01/22	219,000
352,284	Loan ID 201947	Fixed	7.2500	12/01/37	355,706
141,343	Loan ID 201948	Fixed	4.2500	06/01/34	140,378
87,240	Loan ID 201949	Fixed	5.5000	03/01/24	82,878
181,809	Loan ID 201950	Fixed	6.5000	10/01/26	171,868
11,740	Loan ID 201951	Fixed	7.2500	03/01/24	11,153
11,417	Loan ID 201952	Fixed	7.2500	03/01/24	10,846
11,846	Loan ID 201953	Fixed	6.5000	03/01/24	11,254
30,284	Loan ID 201954	Fixed	6.7500	03/01/24	28,769
208,200	Loan ID 201955	Fixed	7.7500	03/01/51	202,340
318,754	Loan ID 201956	Fixed	8.2500	03/01/51	298,492
404,989	Loan ID 201957	Fixed	8.9900	06/01/26	320,529
150,000	Loan ID 201958	Fixed	8.9900	05/01/23	153,000
499,173	Loan ID 201959	Fixed	8.9900	06/01/31	509,156
222,000	Loan ID 201960	Interest Only	7.5000	05/31/26	232,899
157,500	Loan ID 201961	Interest Only	7.0000	05/31/23	165,375
230,441	Loan ID 201962	Fixed	9.9900	06/01/26	235,049
85,697	Loan ID 201963	Fixed	10.4900	06/01/26	87,411
213,014	Loan ID 201965	Fixed	8.0000	05/01/38	202,363
380,819	Loan ID 201966	Fixed	7.0000	01/01/27	361,778
91,705	Loan ID 201967	Fixed	7.0000	03/01/43	78,477
254,304	Loan ID 201968	Fixed	6.0000	03/01/43	259,391
302,013	Loan ID 201969	Fixed	8.2500	04/01/51	306,543
174,000	Loan ID 201971	Fixed	9.4900	07/01/23	177,480
153,666	Loan ID 201972	Fixed	8.9900	07/01/26	156,739
204,775	Loan ID 201973	Fixed	8.9900	07/01/31	208,870
168,000	Loan ID 201974	Interest Only	8.0000	06/30/24	176,400
79,871	Loan ID 201976	Fixed	9.4900	07/01/31	81,468

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Loan Type	(%)	Maturity	Fair Value
	LOANS — 93.9% (Continued)
	MORTGAGE LOANS (PRIVATE) — 93.9% (Continued)
148,060	Loan ID 201977	Fixed	8.7500	06/01/51	$129,849
156,750	Loan ID 201978	Fixed	9.9900	08/01/23	159,885
240,000	Loan ID 201979	Fixed	10.9900	08/01/22	240,000
187,925	Loan ID 201980	Fixed	10.5000	08/01/26	191,684
244,375	Loan ID 201981	Fixed	9.9900	08/01/22	244,375
198,750	Loan ID 201982	Fixed	8.9900	08/01/22	198,750
304,865	Loan ID 201983	Fixed	9.9900	08/01/26	310,962
162,411	Loan ID 201984	Fixed	8.9900	08/01/26	165,659
496,000	Loan ID 201985	Interest Only	9.0000	07/31/24	505,920
222,000	Loan ID 201986	Interest Only	7.5000	06/30/26	233,100
146,300	Loan ID 201987	Interest Only	7.5000	06/30/26	153,615
142,500	Loan ID 201988	Interest Only	7.0000	07/31/24	149,625
176,000	Loan ID 201989	Fixed	9.5000	09/01/22	176,000
202,389	Loan ID 201990	Fixed	8.9900	08/01/51	206,437
249,863	Loan ID 201991	Fixed	8.9900	08/01/31	254,860
296,119	Loan ID 201992	Fixed	9.9900	08/01/26	302,041
161,162	Loan ID 201993	Fixed	8.9900	08/01/31	164,385
198,750	Loan ID 201994	Fixed	9.9900	09/01/24	202,725
161,250	Loan ID 201995	Fixed	8.9900	09/01/22	164,475
311,250	Loan ID 201996	Fixed	8.9900	09/01/23	317,475
225,000	Loan ID 201997	Fixed	9.0000	09/01/23	229,500
138,750	Loan ID 201998	Fixed	8.9900	09/01/22	138,750
1,034,500	Loan ID 201999	Interest Only	7.5000	08/31/26	839,445
198,800	Loan ID 202000	Interest Only	7.0000	08/31/24	208,740
360,000	Loan ID 202001	Interest Only	7.5000	08/31/26	304,195
122,500	Loan ID 202002	Interest Only	7.0000	08/31/24	128,625
153,000	Loan ID 202003	Interest Only	7.0000	08/31/24	160,650
472,000	Loan ID 202004	Fixed	8.2500	09/01/24	481,440
84,500	Loan ID 202005	Fixed	9.9900	09/01/36	86,190

VERTICAL CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal	Coupon Rate
Amount ($)	Loan Type (%)	Maturity	Fair Value
	LOANS — 93.9% (Continued)
	MORTGAGE LOANS (PRIVATE) — 93.9% (Continued)
	TOTAL LOANS (Cost $102,731,279)		$113,855,799

	OTHER INVESTMENTS(b) (Cost $177,074) – 0.1%		160,749

	TOTAL INVESTMENTS – 94.0% (Cost $102,908,353)		$114,016,548
	OTHER ASSETS IN EXCESS OF LIABILITIES - 6.0%		7,307,380
	NET ASSETS - 100.0%		$121,323,928

ARM	- Adjustable Rate Mortgage

DSI	- Daily Simple Interest

(a)	Loan is in loss mitigation, which means the Fund is restructuring the loan with the delinquent borrower.

(b)	Illiquid Securities, non-income producing defaulted securities.

See accompanying notes which are an integral part of these financial statements.

Vertical Capital Income Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2021

Assets:
Investments in Securities at Market Value (identified cost $102,908,353)	$114,016,548
Cash	4,628,425
Receivable for Investment Securities Sold and Principal Paydowns	3,148,317
Interest Receivable	1,357,624
Prepaid Expenses and Other Assets	457,723
Total Assets	123,608,637

Liabilities:
Line of Credit	1,923,022
Accrued Advisory Fees	133,462
Related Party Payable	16,975
Payable for Securities Purchased	1,786
Accrued Expenses and Other Liabilities	209,464
Total Liabilities	2,284,709

Net Assets	$121,323,928

Net Assets consisted of:
Paid-in-Capital	$108,668,945
Accumulated Earnings	12,654,983
Net Assets	$121,323,928

Net Asset Value Per Share
Net Assets	$121,323,928
Shares of Beneficial Interest Outstanding (no par value)	10,380,003
Net Asset Value (Net Assets/Shares Outstanding)	$11.69

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2021

Investment Income:
Interest Income	$7,935,400
Total Investment Income	7,935,400

Expenses:
Investment Advisory Fees	1,541,131
Security Servicing Fees	492,998
Interest Expense	451,349
Insurance Expense	255,411
Audit Fees	176,946
Administration Fees	146,323
Trustees’ Fees	145,281
Legal Fees	130,650
Transfer Agent Fees	81,595
Custody Fees	66,791
Chief Compliance Officer Fees	56,175
Fund Accounting Fees	51,186
Security Pricing Expense	35,997
Printing Expense	23,986
Line of Credit Fees	14,841
Miscellaneous Expenses	84,353
Total Expenses	3,755,013
Less: Expenses Waived by Adviser	(203,867)
Net Expenses	3,551,146
Net Investment Income	4,384,254

Net Realized and Unrealized Gain/Loss on Investments:
Net Realized Gain from:
Investments	5,719,044
Net Change in Unrealized Depreciation on:
Investments	(2,319,580)
Net Realized and Unrealized Gain on Investments	3,399,464

Net Increase in Net Assets Resulting From Operations	$7,783,718

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	September 30, 2021	September 30, 2020
Operations:
Net Investment Income	$4,384,254	$3,761,422
Net Realized Gain from Investments	5,719,044	2,487,468
Net Change in Unrealized Depreciation on Investments	(2,319,580)	(7,717,790)
Net Increase/Decrease in Net Assets Resulting From Operations	7,783,718	(1,468,900)

Distributions to Shareholders From:
Total Distributions Paid	(11,494,103)	(5,441,643)
Total Distributions to Shareholders	(11,494,103)	(5,441,643)

Beneficial Interest Transactions:
Proceeds from Shares Issued:	—	—
Distributions Reinvested:	—	—
Cost of Shares Redeemed:	—	—
Net Decrease in Net Assets from Beneficial Interest Transactions	—	—

Total Decrease in Net Assets	(3,710,385)	(6,910,543)

Net Assets:
Beginning of Period/Year	125,034,313	131,944,856
End of Period/Year	$121,323,928	$125,034,313

Share Activity
Shares Sold	—	—
Shares Reinvested	—	—
Shares Redeemed	—	—
Net Decrease in Shares of Beneficial Interest Outstanding	—	—

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
STATEMENT OF CASH FLOWS
For the Year Ended September 30, 2021

Increase in Cash
Cash Flows Provided by (Used for) Operating Activities:
Net Increase in Net Assets Resulting from Operations	$7,783,718

Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of Long-Term Portfolio Investments	(34,437,508)
Proceeds from Sale of Long-Term Portfolio Investments and Principal Paydowns	55,573,370
Decrease in Interest Receivable	127,625
Decrease in Receivable for Investment Securities Sold and Principal Paydowns	552,347
Increase in Prepaid Expenses and Other Assets	(155,801)
Decrease in Payable for Securities Purchased	(686,148)
Decrease in Accrued Advisory Fees	(15,003)
Increase in Related Party Payable	981
Decrease in Accrued Expenses and Other Liabilities	(6,426)
Amortization of Deferred Financing Fees	14,841
Net Amortization on Investments	(903,530)
Net Realized Gain on Investments	(5,719,044)
Change in Unrealized Depreciation on Investments	2,319,580

Net Cash Provided by Operating Activities	24,449,002

Cash Flows Provided by (Used for) Financing Activities:
Dividends Paid to Shareholders	(11,494,103)
Deferred Financing Costs	(91,819)
Proceeds from Line of Credit	15,500,000
Payments on Line of Credit	(26,500,000)
Net Cash Used for Financing Activities	(22,585,922)

Net Increase in Cash	1,863,080
Cash at Beginning of Period	2,765,345
Cash at End of Period	$4,628,425

Cash Paid for Interest of $451,407

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year	Year	Year		Year		Year
	Ended	Ended	Ended		Ended		Ended
	September 30, 2021	September 30, 2020	September 30, 2019		September 30, 2018		September 30, 2017
Net Asset Value, Beginning of Year	$12.05	$12.71	$12.23		$12.34		$12.49
From Operations:
Net investment income (a)	0.42	0.36	0.30		0.43		0.39
Net gain (loss) from investments (both realized and unrealized)	0.33	(0.50)	0.72		0.06		(0.04	) (b)
Total from operations	0.75	(0.14)	1.02		0.49		0.35
Distributions to shareholders from:
Net investment income	(0.89)	(0.33)	(0.34)		(0.39)		(0.40)
Net realized gains	(0.22)	(0.19)	(0.20)		(0.21)		(0.10)
Total distributions	(1.11)	(0.52)	(0.54)		(0.60)		(0.50)
Net Asset Value, End of Year	$11.69	$12.05	$12.71		$12.23		$12.34
Market Price, End of Year	$10.49	$9.93	$10.68		N/A		N/A
Total Return-NAV (c)	6.52%	(1.09)%	8.62%		4.03%		2.81%
Total Return-Market Price (c)	17.59%	(2.99)%	(8.73)%		NA		NA
Ratios/Supplemental Data
Net assets, end of Year (in 000’s)	$121,324	$125,034	$131,945		$137,659		$160,630
Ratio of gross expenses to average net assets (d)	3.05%	3.06%	3.87	% (f)	3.03	% (e)	2.74	% (e)
Ratio of net expenses to average net assets (d)	2.88%	2.73%	3.34	% (f)	2.09	% (e)	2.04	% (e)
Ratio of net investment income to average net assets (d)	3.56%	2.95%	2.43	% (f)	3.52	% (e)	3.24	% (e)
Portfolio turnover rate	14.73%	20.13%	7.12%		5.11%		17.69%
Loan Outstanding, End of Year (000s)	$1,923	$13,000	$2,355		$6,664		$—
Asset Coverage Ratio for Loan Outstanding (g)	6409%	1062%	5702%		2167%		0%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding (g)	$64,090	$10,618	$53,778		$20,680		$—
Weighted Average Loans Outstanding (000s) (h)	$10,788	$9,796	$7,500		$4,500		$14,368
Weighted Average Interest Rate on Loans Outstanding	3.75%	3.79%	5.14%		4.69%		3.88%

(a)	Per share amounts are calculated using the annual average shares method, which more appropriately presents the per share data for the period.

(b)	The amount of net gain (loss) on investments (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to timing of purchases and redemptions of Fund shares.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of sales charges. Had the Adviser not waived expenses, total returns would have been lower.

(d)	Ratio includes 0.41%, 0.46%, 0.48%, 0.46%, 0.24%, and 0.14% for the years ended September 30, 2021, 2020, 2019, 2018, and 2017, respectively, that attributed to interest expenses and fees.

(e)	Ratio includes 0.01%, 0.05% and 0.21% for the years ended September 30, 2018, 2017 and the year ended 2016, respectively, that attributed to advisory transition expenses.

(f)	Ratio includes 0.77% for the year ended September 30, 2019 that attributed to reorganization (NYSE listing) expenses and contested proxy expenses.

(g)	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

(h)	Based on monthly weighted average.

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Notes to Financial Statements
September 30, 2021

1.	ORGANIZATION

Vertical Capital Income Fund (the “Fund”), was organized as a Delaware statutory trust on April 8, 2011 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed- end management investment company. The investment objective of the Fund is to seek income. The Fund currently has one class of shares which commenced operations on December 30, 2011. Prior to March 29, 2019, the Fund offered shares at net asset value plus a maximum sales charge of 5.75%. Oakline Advisors, LLC (the “Advisor”), serves as the Fund’s investment adviser.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update 2013-08. The following is a summary of significant accounting policies and reporting policies used in preparing the financial statements. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund amortizes premiums and discounts using the effective interest rate method. Offering expenses are amortized over 12 months following the time they are incurred.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Investment Security Valuation

Mortgage Notes – The Fund uses an independent third-party pricing service, approved by the Fund’s Board of Trustees (the “Board”), to value its Mortgage Notes on an as needed basis. The third-party pricing servicer uses a cash flow forecast and valuation model that focuses on forecasting the frequency, timing and severity of mortgage loss behavior. The model incorporates numerous observable loan-level factors such as unpaid principal balance, remaining term of the loan and coupon rate as well as macroeconomic data including yield curves, spreads to the Treasury curves and home price indexes. The model also includes a number of unobservable factors and assumptions (such as voluntary and involuntary prepayment speeds, delinquency rates, foreclosure timing, and others) to determine a fair value. While the model requires a minimum set of data to develop a reasonable fair value, the model is capable of accepting additional data elements. The model makes certain assumptions unless a specific data element is included, in which case it uses the additional data. Not all assumptions have equal weighting in the model. Using assumptions in this manner is a part of the Fund’s valuation policy and procedures and provides consistency in the application of valuation assumptions. The third-party pricing servicer also benchmarks its pricing model against observable pricing levels being quoted by a range of market participants active in the purchase and sale of residential mortgage loans. The combination of loan level criteria and market adjustments produces a monthly price for each Mortgage Note relative to current public market conditions.

Prior to purchase, each Mortgage Note goes through a due diligence process that includes considerations such as underwriting borrower credit, employment history, property valuation, and delinquency history with an overall emphasis on repayment of the Mortgage Notes. The purchase price of the Mortgage Notes reflects the overall risk relative to the findings of this due diligence process.

The Fund invests primarily in Mortgage Notes secured by residential real estate. The market or liquidation value of each type of residential real estate collateral may be adversely affected by numerous factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective buyers of the safety, convenience and attractiveness of the properties; maintenance and insurance

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2021

costs; changes in real estate taxes and other expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; natural disasters and other factors beyond the control of the borrowers.

The Fund’s investments in Mortgage Notes are subject to liquidity risk because there is a limited secondary market for Mortgage Notes. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Securities for which current market quotations are not readily available, such as the Mortgage Notes the Fund invests in, or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Fund’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The valuation inputs and subsequent outputs are reviewed and maintained on a monthly basis. Any calibrations or adjustments to the model that may be necessary are done on an as-needed basis to facilitate fair pricing. Financial markets are monitored relative to the interest rate environment. If other available market data indicates that the pricing data from the third-party service is materially inaccurate, or pricing data is unavailable, the Fund undertakes a review of other available prices and takes additional steps to determine fair value. In all cases, the Fund validates its understanding of methodology and assumptions underlying the fair value used.

The Fund follows guidance in ASC 820, Fair Value Measurement, where fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between the market participants at the measurement date. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Notwithstanding, the actual sale price of a Mortgage Note will likely be different than its fair value determined under ASC 820. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical and/or similar assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 – Other significant observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for similar investments or identical investments in an active market, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of September 30, 2021, management estimated that the carrying value of cash and cash equivalents, accounts receivable, prepaid expenses and other assets, line of credit payable, payables for securities purchased, accrued

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2021

advisory fees, related party payables, and accrued and other liabilities were at amounts that reasonably approximated their fair value based on their highly-liquid nature and short-term maturities. This is considered a Level 1 valuation technique.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following tables summarize the inputs used as of September 30, 2021 for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Mortgage Notes	$—	$—	$113,855,799	$113,855,799
Other Investments	—	—	160,749	160,749
Total	$—	$—	$114,016,548	$114,016,548

There were no transfers between levels during the current period presented. It is the Fund’s policy to record transfers into or out of levels at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Mortgage Notes	Other Investments	Total
Beginning Balance	$130,311,594	$537,822	$130,849,416
Net realized gain (loss)	5,708,894	10,150	5,719,044
Change in unrealized appreciation	(2,413,112)	93,532	(2,319,580)
Cost of purchases	34,437,508	—	34,437,508
Proceeds from sales and principal paydowns	(55,469,688)	(103,682)	(55,573,370)
Purchase discount amortization	903,530	—	903,530
Net Transfers within level 3	377,073	(377,073)	—
Ending balance	$113,855,799	$160,749	$114,016,548

The total change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments still held at September 30, 2021 is $2,317,276.

The following table provides quantitative information about the Fund’s Level 3 values, as well as its inputs, as of September 30, 2021. The table is not all-inclusive, but provides information on the significant Level 3 inputs:

	Value	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Weighted Average of Unobservable Inputs
Mortgage Notes	$113,855,799	Comprehensive pricing model with emphasis on discounted cash flows	Constant prepayment rate	0 - 100.0%	15.8%
			Deliquency	0 - 1,125 days	31 days
			Loan-to-Value	3.0 - 667.4%	83.5%
			Discount Rate	2.0 - 23.2%	4.8%
Other Investments	160,749	Market comparable	Sales prices	$26 - $69 sq/ft	$49.3 sq/ft
Closing Balance	$114,016,548

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2021

A change to the unobservable input may result in a significant change to the value of the investment as follows:

Security Transactions and Investment Income - Investment Security	Impact to Value if Input Increases	Impact to Value if Input Decreases
Constant Prepayment Rate	Increase	Decrease
Delinquency	Decrease	Increase
Loan to Value	Decrease	Increase
Discount rate	Decrease	Increase

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method.

Interest Income on Non-Accrual Loans – The Fund discontinues the accrual of interest on loans when, in the opinion of management, there is an assessment that the borrower will likely be unable to meet all contractual payments as they become due.

Credit Facility – On July 21, 2021, the Fund entered into an amended and restated revolving line of credit agreement with Nexbank for investment purposes and to help maintain the Fund’s liquidity, subject to the limitations of the 1940 Act for borrowings. The maximum amount of borrowing allowed under the amended and restated agreement was the lesser of $35 million or 75% of the eligible portion of the Fund’s loans. Borrowings under the amended and restated Nexbank agreement bear interest at a rate equal to the Prime Rate plus applicable margin of 0.5%, per annum, on the outstanding principal balance. The Nexbank agreement matures on July 19, 2022 and has two one-year extensions available. The Nexbank agreement is secured by assets of the Fund.

During the year ended September 30, 2021 the Fund incurred deferred financing fees of $91,819. Accumulated amortization of deferred financing fees was $14,841. The average amount of borrowing outstanding for the period was $10,788,462 and the total interest expense was $451,349. The outstanding balance under the NexBank line of credit was $2,000,000 at September 30, 2021.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken by the Fund in its 2018 - 2020 tax returns, which remain open for examination, or expected to be taken in the Fund’s 2021 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund accounts for interest and penalties for any uncertain tax positions as a component of income tax expense. No interest or penalty expense was recorded during the year ended September 30, 2021.

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2021

Distributions to Shareholders – Distributions from investment income and capital gains, if any, are declared and paid monthly and are recorded on the ex-dividend date. The Board’s decision to declare distributions will be influenced by its obligation to ensure that the Fund maintains its federal tax status as a Registered Investment Company (“RIC”). In order to qualify as a RIC, the Fund must derive a minimum of 90% of its income from capital gains, interest or dividends earned on investments and must distribute a minimum of 90% of its net investment income in the form of interest, dividends or capital gains to its shareholders. Otherwise, the Fund may be subject to an excise tax from the IRS.

The character of income and gains to be distributed is determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, management of the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT IN RESTRICTED SECURITIES

The Fund may invest in Restricted Securities (those which cannot be offered for public sale without first being registered under the Securities Act of 1933) that are consistent with the Fund’s investment objectives and investment strategies. Investments in Restricted Securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The Fund would typically have no rights to compel the obligor or issuer of a Restricted Security to register such a Restricted Security under the 1933 Act. No such securities were owned by the Fund at September 30, 2021.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund.

Advisory Fees - Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs certain of the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the average daily net assets of the Fund. For the six months ended September 30, 2021 the Advisor earned advisory fees of $1,541,131.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, expenses of investing in underlying funds, or extraordinary expenses such as litigation and Advisor transition expenses) so that the total annual operating expenses of the Fund do not exceed 2.25% of the average daily net assets through September 30, 2021. This agreement has been extended through September 30, 2022 at 2.50%. Waivers and expense reimbursements may be recouped by the Advisor from the Fund within three years of when the amounts were waived only if the Fund expenses are lower than both the lesser of the current expense cap and the expense cap in place at the time of waiver. For the year ended September 30,

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2021

2021, the Advisor waived advisory fees of $203,867. Expenses subject to recapture by the Advisor amounted to $692,741 that will expire on September 30, 2022, and $428,908 that will expire on September 30, 2023, and $203,867 that will expire on September 30, 2024.

Effective January 8, 2021, Katherine Hawkins, the Advisor’s Senior Vice President assumed the role of Portfolio Manager. Ms. Hawkins has been with the Advisor for approximately six years and with Behringer, the Advisor’s parent company, for eight years. Ms. Hawkins succeeded Robert J. Chapman in the role of Portfolio Manager. Mr. Chapman retired as Trustee, Chairman of the Board of Trustees, Treasurer, and Portfolio Manager, effective January 8, 2021.

In addition, certain affiliates provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS provides administration and fund accounting services to the Fund. Pursuant to a separate servicing agreement with UFS, the Fund pays UFS customary fees for providing administration and fund accounting services to the Fund. Certain officers of the Fund are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities. For the year ended September 30, 2021 UFS earned $197,509.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund. For the year ended September 30, 2021 NLCS earned $56,175.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund. For the year ended September 30, 2021 Blu Giant earned $12,920.

Trustees – The Fund pays each Trustee who is not affiliated with the Fund or Advisor a quarterly fee of $5,000 and the lead unaffiliated Trustee a quarterly fee of $10,000. Additionally, each unaffiliated Trustee receives $2,500 per meeting as well as reimbursement for any reasonable expenses incurred attending meetings. The “interested persons” who serve as Trustees of the Fund receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Fund.

5.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales and paydowns of investment securities, other than U.S. Government securities and short-term investments, for the year ended September 30, 2021 amounted to $34,437,508 and $55,573,370 respectively.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $102,908,823 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation	$13,460,105
Unrealized Depreciation	(2,352,380)
Tax Net Unrealized Appreciation	11,107,725

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2021

The tax character of distributions paid during the fiscal years ended September 30, 2021 and September 30, 2020 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2021	September 30, 2020
Ordinary Income	$5,689,472	$3,432,074
Long-Term Capital Gain	5,804,631	2,009,569
Return of Capital	—	—
	$11,494,103	$5,441,643

As of September 30, 2021, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$1,547,258	$—	$—	$—	$11,107,725	$12,654,983

7.	MARKET RISK AND CORONAVIRUS

Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of the U.S., many other nations and the entire global economy, as well as individual mortgage note borrowers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in the U.S., certain other countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

8.	SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through November 29, 2021, which is the date of these financial statements, and determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

GRANT THORNTON LLP 1717 Main Street, Suite 1800 Dallas, TX 75201 D +1 214 561 2300 F +1 214 561 2370	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board of Trustees and Shareholders
Vertical Capital Income Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of Vertical Capital Income Fund (the “Fund”), including the schedule of investments, as of September 30, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Fund Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers. Our audits also included evaluating

GT.COM	Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

Dallas, Texas
November 29, 2021

Supplemental Information (Unaudited)

CURRENT INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUND

Investment Objective and Policies

The Fund’s investment objective is to seek income. The Fund pursues its investment objective by investing primarily in individual interest income-producing debt securities secured by residential real estate (i.e., mortgage loans made to individual borrowers that are represented by a note (the “security”) and a security agreement in the form of a mortgage or deed of trust). These notes are typically sold individually or in groups or packages, all of which are difficult to value. The Fund acquires loans with varying terms and structures, levels of borrower equity and credit profiles. The Fund does not limit the allocation of Fund assets in performing loans along the dimensions of terms and structures, borrower equity, and credit profiles. Up to 10% of the loans the Fund acquires may be delinquent or in default at the time of acquisition. The Fund will not purchase loans that currently are in foreclosure; however, loans acquired by the Fund may go into foreclosure subsequent to acquisition by the Fund. In addition, the Fund may invest up to approximately 10% of its assets in loans that are classified as “sub-prime” at the time of purchase by the Fund. The Fund does not invest in foreign securities.

The Fund defines the individual borrowers issuing these types of mortgage-related notes as a type of industry. Therefore, the Fund concentrates investments in the mortgage-related industry because, under normal circumstances, it invests over 25% of its assets in mortgage-related securities. This policy is fundamental and may not be changed without shareholder approval.

Principal Risk Factors

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment.

Borrower Risk. A specific security can perform differently from the market as a whole for reasons related to the borrower, such as an individual’s economic situation. Compared to investment companies that focus only on securities issued by large capitalization companies, the Fund’s net asset value may be more volatile because it invests in notes of individuals. Individuals issuing notes secured by residential real estate are more likely to suffer sudden financial reversals such as (i) job loss, (ii) depletion of savings or (iii) loss of access to refinancing opportunities. Further, compared to securities issued by large companies, notes issued by individuals are more likely to experience more significant changes in market values, be harder to sell at times and at prices that the Adviser believes appropriate, and offer greater potential for losses.

Concentration Risk. Because the Fund will invest more than 25% of its assets in the mortgage-related industry, the Fund will be subject to greater volatility risk than a fund that is not concentrated in a single industry. The Fund’s investments may be concentrated in regions or states, which exposes the Fund to region- or state-specific economic risks.

Supplemental Information (Unaudited)(Continued)

Credit Risk. Individual borrowers may not make scheduled interest and principal payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if a borrower’s financial condition deteriorates, which tends to increase the risk of default and decreases a note’s value. Weak or declining general economic conditions tend to increase default risk. Lower-quality notes, such as those considered “sub-prime” by the Adviser are more likely to default than those considered “prime” by the Adviser or a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce the Fund’s ability to sell these securities. The lack of a liquid market for these securities could decrease the Fund’s share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Defaulted Securities Risk. Defaulted securities lack liquidity and may have no secondary market for extended periods. Defaulted securities may have low recovery values and defaulting borrowers may seek bankruptcy protection which would delay resolution of the Fund’s claims. The Fund anticipates a significant likelihood of default by mortgage-related borrowers.

Fixed Income Risk. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Rising interest rates tend to increase the likelihood of borrower default.

Leverage Risk. The use of leverage by borrowing money to purchase additional securities causes the Fund to incur additional expenses and will magnify losses in the event of underperformance of the securities purchased with borrowed money. In addition, a lender to the Fund may terminate or refuse to renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns of the Fund.

Liquidity Risk. The Fund’s investments are subject to liquidity risk because there is a limited secondary market for mortgage notes. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular real estate segment and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Fund’s borrowing costs, if any, will increase when interest rates rise. Additionally, unexpected local, regional or global events, such as war; acts of

Supplemental Information (Unaudited)(Continued)

terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Prepayment Risk. Securities may be subject to prepayment risk because borrowers are typically able to prepay principal. Consequently, a security’s maturity may be longer or shorter than anticipated. When interest rates fall, obligations tend to be paid off more quickly than originally anticipated and the Fund may have to invest the prepaid proceeds in securities with lower yields. When interest rates rise, obligations will tend to be paid off by the obligor more slowly than anticipated, preventing the Fund from reinvesting at higher yields.

Real Estate Risk. The Fund will not invest in real estate directly, but, because the Fund will invest the majority of its assets in securities secured by real estate, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of residential real estate collateral is affected by:

(i)	changes in general economic and market conditions including changes in employment;

(ii)	changes in the value of real estate properties generally;

(iii)	local economic conditions, overbuilding and increased competition;

(iv)	increases in property taxes and operating expenses;

(v)	changes in zoning laws;

(vi)	casualty and condemnation losses including environment remediation costs;

(vii)	variations in rental income, neighborhood values or the appeal of property to tenants or potential buyers;

(viii)	the availability of financing;

(ix)	changes in interest rates and available borrowing leverage; and

(x)	natural disasters.

Servicer Risk. Because the Fund engages servicers to collect payments from borrowers, there is a risk that payments to the Fund will be delayed if a servicer fails to perform its functions or fails to perform them in a timely manner. If a servicer becomes insolvent or the Fund otherwise decides to move to a new servicer, the Fund will incur expenses in transferring servicing duties to a new servicer and borrower delinquencies would likely rise during a transition.

The Adviser may invest up to 10% of the Fund’s assets in notes secured by commercial real estate. The Adviser selects securities by evaluating the issuer’s credit quality and the potential liquidation value of the commercial real estate collateral securing the issuer’s debt obligation. When evaluating credit quality the Adviser uses an underwriting model that takes into account the following factors, but may also take into consideration others:

Supplemental Information (Unaudited)(Continued)

Commercial Issuers

●	Issuer payment history including delinquencies and defaults

●	Issuer credit report

●	Security’s interest rate

●	Issuer total debt service load and total fixed costs

●	Tenant quality and lease roll-over

●	Local market competition

●	Projected vacancy rate

●	Title search of property to assure clear title by issuer

When evaluating commercial real estate collateral’s potential liquidation value the Adviser uses a collateral valuation underwriting model that may take into account the following factors, but may also take into consideration others:

●	Current property value as established by an independent broker’s price opinion

●	State laws pertaining to mortgages in that domicile

●	Local real estate trends around the respective property

●	Potential environmental remediation costs at site

●	Estimated foreclosure value for the property

Even though the Adviser re- evaluates each issuer’s ability to pay, it nonetheless anticipates a significant likelihood of default by issuers because of difficult-to-predict economic events. The Adviser expects to resolve or forestall defaults primarily by renegotiating note terms to lower interest and/or principal payments so that an issuer can resume payments on its note. The Adviser also may enter into an agreement with the issuer and a third party to sell the property to the third party for less than the principal balance on the note while forgiving any unpaid principal that remains after receiving the proceeds from the sale (commonly referred to as a short- sale). The Adviser may also foreclose upon the property and seek to recover via sale of the property.

There are also special risks associated with particular sectors, or real estate operations generally, as described below:

Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy

Supplemental Information (Unaudited)(Continued)

of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the risk of commercial real estate investments:

Development Issues. Certain commercial real estate issuers may engage in the development or construction of real estate properties. These issuers are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

Lack of Insurance. Certain commercial real estate issuers may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Fund’s investment performance.

Dependence on Tenants. The value of commercial real estate issuers’ properties and the ability to repay their notes depend upon the ability of the tenants at their properties to generate enough income in excess of their operating expenses to make their lease payments. Changes beyond the control of commercial real estate issuers may adversely affect their tenants’ ability to make their lease payments and, in such event, would substantially reduce both their income from operations and ability to repay their notes.

Financial Leverage. Commercial real estate issuers may be highly leveraged and financial covenants may affect the ability of these issuers to operate effectively.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a commercial real estate issuer may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of

Supplemental Information (Unaudited)(Continued)

operations and cash flow of any such issuer and, as a result, the amount available to make interest or principal payments to the Fund could be reduced.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. Majority of the outstanding voting securities of the Fund means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

(1) Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2) Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

(3) Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

(4) Invest more than 25% of the market value of its assets in the securities of companies, entities or issuers engaged in any one industry, except the mortgage-related industry, as defined in the Fund’s Prospectus. Under normal circumstances, the Fund will invest at least 25% of its net assets in mortgage-related securities. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

(5) Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security). Additionally, the preceding limitation on real estate or interests in real estate does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts), nor from disposing of real estate that may be acquired pursuant to a foreclosure (or equivalent procedure) upon a security interest.

Supplemental Information (Unaudited)(Continued)

(6) Purchase or sell commodities, commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7) Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, including notes secured by real estate, which may be considered loans; (b) to the extent the entry into a repurchase agreement is deemed to be a loan; and (c) by loaning portfolio securities. Additionally, the preceding limitation on loans does not preclude the Fund from modifying note terms.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

The following information in this annual report is a summary of certain changes since the date of the September 30, 2021 annual report. This information may not reflect all of the changes that have occurred since you purchased this Fund.

The Fund has adopted a managed distribution plan. In December 2020, the Board of Trustees (the “Board”), acting pursuant to a Securities and Exchange Commission exemptive order, approved a Managed Distribution Plan (the “Plan”) for Vertical Capital Income Fund (the “Fund”). Pursuant to the Plan, the Fund pays a minimum monthly distribution to shareholders at a stated annual rate as a percentage of the three-month average net asset value (“NAV”) of the Fund’s shares prior to the month of distribution. The distribution is calculated as 8% of the previous three-month average NAV, divided by 12. Payment of monthly distributions under the Fund’s Plan commenced in January 2021.

Effective January 8, 2021, Robert J. Chapman retired as Trustee, Chairman of the Board of Trustees, Treasurer, and Portfolio Manager. His role as Chairman of the Board of Trustees was assumed by Robert J. Boulware. His Board seat was eliminated. His role as Treasurer was assumed by Destiny Poninski. Katherine Hawkins, the Advisor’s Senior Vice President assumed the role of Portfolio Manager. Ms. Hawkins has been with the Advisor for approximately six years and with Behringer, the Advisor’s parent company, for eight years.

Supplemental Information (Unaudited)(Continued)

Annual Shareholder Meeting

At the Annual Meeting of Shareholders of the Fund, held at the offices of Thompson Hine LLP, 41 S. High St. 17th Floor, Columbus, Ohio 43215, on Friday, August 27, 2021, shareholders of record as of the close of business on July 16, 2021, voted to approve the following proposal:

Proposal To re-elect T. Neil Bathon as a Trustee of the Fund.

FOR: 3,385,830.942

WITHHOLD: 4,145,252.291

Renewal of Investment Advisory Agreement

Approval of Renewal of Investment Advisory Agreement with Oakline Advisors, LLC

At a meeting held on August 13, 2021, the Board of Trustees (the “Board” or “Trustees”) of the Vertical Capital Income Fund (the “Fund”), including a majority of the Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined by the Investment Company Act of 1940, as amended (the “1940 Act”), approved the renewal of the investment management agreement (the “Advisory Agreement”) between Oakline Advisors, LLC (the “Adviser” or “Oakline”) and the Fund. Matters considered by the Trustees in connection with the Board’s renewal of the Advisory Agreement included the following:

Nature, Extent and Quality of Services. The Trustees discussed Oakline’s history and portfolio management experience. They noted that Oakline and its affiliates served a variety of clients, and managed approximately $400 million in assets. The Trustees reviewed the background and experience of Oakline’s investment team. The Trustees further noted the Adviser had provided a high level of expertise and diligence in performing investment advisory services for the Fund and appreciated the Adviser’s long-term view in managing the Fund. They acknowledged the Adviser’s lack of material regulatory issues, careful stewardship of the portfolio and careful ongoing attention to portfolio valuation. The Trustees acknowledged that the Adviser has considering retaining a third-party compliance services provider to the Adviser, subject to oversight of the Adviser’s Chief Compliance Officer. After further discussion, the Trustees concluded that they are satisfied with Oakline and believed Oakline would continue to provide quality advisory services to the Fund.

Performance. The Trustees reviewed the performance of the Fund compared to its benchmark indices for the one-year, three-year, five- year and since inception periods. Next, the Board noted that interval fund comparisons are useful from a management fee and expense ratio, but they are not entirely useful from a performance standpoint because of the Fund’s novel strategy. They noted that the Adviser focuses on two applicable indices: the Bloomberg Capital MBS Index and the Barclays US Aggregate Bond Index when managing the Fund. The Trustees noted that the Fund outperformed the indices for the one-year, five-year and since inception periods and outperformed Bloomberg MBS Index for the three-year period. The Trustees agreed that the Adviser had delivered positive, acceptable returns consistent with the Fund’s objective and that it is expected to continue to do so.

Fees and Expenses. The Trustees noted that Oakline charged an advisory fee of 1.25% and the Fund had a net expense ratio of 2.50%, as measured by the current expense limitation agreement. The Trustees noted that total expenses were somewhat higher at 2.97% as of June 30, 2021, as per the Administrator’s report. . The Trustees reviewed average fees for two peer groups: (i) closed-end exchange traded real estate and mortgage funds, and (ii) closed-end real estate related and other interval funds. The Trustees acknowledged that neither peer group was precisely comparable to the Fund due to various factors including the significantly larger size of some peer funds, and differing strategies and objectives, but agreed the information was relevant. They noted that the Fund’s advisory fee was only slightly higher than the average for the interval fund comparison group and between the average and the maximum for closed-end exchange traded closed-end funds. The Trustees also observed that Fund’s net

Supplemental Information (Unaudited)(Continued)

expense ratio, measured at either 2.50% or 2.97% is within the range of reasonable expenses when viewing both peer groups together. The Trustees noted that the Adviser has agreed to an Expense Limitation Agreement, whereby the Adviser will waive its fees and pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) to the extent that they exceed 2.50%. The Trustees concluded that the advisory fee and Fund expenses were not unreasonable.

Profitability. The Trustees reviewed a profitability analysis provided by Oakline, and discussed Oakline’s historical and estimated profitability in connection with its relationship with the Fund. The Trustees considered that Oakline realized a small net profit through its relationship with the Fund in the most recent calendar year. The Trustees concluded, after further discussion of the profitability analysis provided, that excessive profitability from Oakline’s relationship with the Fund was not an issue at this time.

Economies of Scale. The Trustees considered whether the Fund had yet reached a size where economies of scale had been achieved. The Trustees concurred with the Adviser’s representation that economies of scale were difficult to achieve given the labor intensive mortgage note selection process. The Trustees agreed to reevaluate the issue at the next renewal.

Conclusion. Having requested and received such information from Oakline as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement with Oakline, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure was reasonable and that reapproval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Supplemental Information (Unaudited)(Continued)

Vertical Capital Income Fund

Dividend Reinvestment Plan

Unless the registered owner of shares elects to receive cash by contacting the Plan Agent, all dividends declared for the shares of the Fund will be automatically paid in the form of, or reinvested by American Stock Transfer & Trust Company (“AST”) (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional shares of the Fund. If you are a registered owner of shares and elect not to participate in the Plan, you will receive all dividends or other distributions (together, a “dividend”) in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by AST, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting AST, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers or other financial intermediaries through which shareholders may hold their shares, may automatically elect to receive cash on the shareholders’ behalf and may reinvest that cash in additional shares of the Fund for the respective shareholders.

The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

Whenever the Fund declares a dividend, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares from the Fund (newly issued shares) or (ii) by purchase of outstanding shares on the open market (open-market purchases”) on the NYSE or elsewhere. If, on the payment date for any dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the Fund’s NAV per share on the payment date. If, on the payment date for any dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s shares are trading at a discount),

Supplemental Information (Unaudited)(Continued)

the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. If, before the Plan Agent has completed its open-market purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the NAV per share.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional shares will be subject to U.S. federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent are subject to a $15.00 sales fee and pay a brokerage commission of $0.12 per share sold.

Supplemental Information (Unaudited)(Continued)

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219; telephone 1-866-277-8243.

Vertical Capital Income Fund
Supplemental Information
September 30, 2021 (Unaudited)

Independent Trustees

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During past Five Years
T. Neil Bathon 60	Trustee since August 2011, Class III Board until 2024 annual shareholder meeting.	Managing Partner, FUSE Research Network, LLC (investment management and fund management consultancy firm), Aug. 2008 to present; Managing Director, PMR Associates LLC (financial consultancy firm), July 2006 to Present.	1	None
Robert J. Boulware 65	Trustee since August 2011, Class I Board member until 2022 annual shareholder meeting.	Trustee, Brighthouse Funds Trust I, March 2008 to present; Trustee, Brighthouse Funds Trust II , April 2012 to present; Managing Director, Pilgrim Funds, LLC (private equity fund), Aug. 2006 to June 2020.	1	Trustee, Brighthouse Funds Trust I (45 portfolios), March 2008 to present; Trustee, Brighthouse Funds Trust II (29 portfolios), April 2012 to present; Director, SharesPost 100 Fund, March 2013 to present; Gainsco Inc. (auto insurance) May 2005 to Dec. 2020; Mid-Con Energy Partners, LP, June 2020 to Jan. 2021.
Jack L. Macdowell, Jr. 47	Trustee since August 2020, Class II Board member until 2023 annual shareholder meeting.	Chief Investment Officer, The Palisades Group, LLC (investment adviser), Sept. 2012 to present.	1	None
Mark J. Schlafly 60	Trustee since August 2011, Class II Board member until 2023 annual shareholder meeting	Adjunct Professor/Career Advisor, Olin School of Business, Washington University, August 2011 to present; Executive Vice President , Waddell & Reed, Inc. (financial services firm), June 2016 to Aug 2017; Managing Director, Russell Investments, June 2013 to Dec. 2014.	1	None

Vertical Capital Income Fund
Supplemental Information
September 30, 2021 (Unaudited)(Continued)

Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael D. Cohen 47	President, since July 2015	Chief Executive Officer Stratera Holdings, LLC, (financial services holding company), a position held since Oct. 2016; President of Stratera Holdings, LLC, a position held since April 2015; Executive Vice President, Stratera Holdings, LLC, Jan. 2013 to Apr. 2015. Chief Executive Officer Stratera Services, LLC, a position held since Oct. 2016; President of Stratera Services, LLC, Apr. 2015 to present; Executive Vice President, of Stratera Services, LLC Jan. 2011 to Apr. 2015. Executive Vice President of Pathway Capital Opportunity Fund Management, LLC, Aug. 2014 to present. Executive Vice President, Pathway Capital Opportunity Fund, Inc., Feb. 2013 to Feb. 2019. Director, Behringer Harvard Opportunity REIT I, Inc., July 2014 to Aug. 2018. Director, Behringer Harvard Opportunity REIT II, Inc., Feb. 2013 to Sept. 2017. Member of Board of Managers, Priority Senior Secured Income Management, LLC, Oct. 2012 to present. Executive Vice President of Priority Income Fund, Inc., July 2012 to Nov. 2019.	n/a	n/a
Destiny Poninski 32	Treasurer since Jan. 2021	Oakline Advisors, LLC, Vice President & Senior Controller, Feb. 2021 to present, Vice President & Controller, Dec. 2019 to Feb. 2021, Senior Accountant, Aug. 2014 to Dec. 2019. Stratera Holdings, LLC (f.k.a. Behringer Harvard Holdings, LLC) (financial services holding company), Vice President & Senior Controller, Feb. 2021 to present, Vice President & Controller, Dec. 2019 to Feb. 2021, Senior Accountant, Aug. 2014 to Dec. 2019; Provasi Capital Partners, LP (broker dealer), Vice President & Senior Controller, Feb. 2021 to present, Vice President & Controller, Dec. 2019 to Feb. 2021, Senior Accountant, Aug. 2014 to Dec. 2019.	n/a	n/a
Stanton P. Eigenbrodt 56	Secretary since July 2015	Executive Vice President, Chief Legal Officer and Secretary of Oakline Advisors, positions held since July 2015 and Chief Compliance Officer since Sept. 2019; Chief Legal Officer of Stratera Holdings, LLC and Secretary (financial services holding company) positions held since Sept. 2015; Executive Vice President and General Counsel (2011-2015); Senior Vice President and General Counsel (2006-2011). Similar positions held at subsidiaries of Stratera Holdings, LLC.	n/a	n/a
Emile R. Molineaux 59	Chief Compliance Officer and Anti-Money Laundering Officer since August 2011	Northern Lights Compliance Services, LLC (Secretary since 2003 and Senior Compliance Officer since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC (2003-2011).	n/a	n/a

*	Officers are reappointed annually.

**	The term “Fund Complex” refers to the Vertical Capital Income Fund.

The Fund’s Statement of Additional Information includes additional information about certain of the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-277-VCIF.

PRIVACY NOTICE

Rev. May 2012

FACTS	WHAT DOES VERTICAL CAPITAL INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Vertical Capital Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Vertical Capital Income Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-277-VCIF

Rev. May 2012

Who we are
Who is providing this notice?	Vertical Capital Income Fund
What we do
How does Vertical Capital Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Vertical Capital Income Fund collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■      Affiliates from using your information to market to you

■      Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Vertical Capital Income Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Vertical Capital Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Vertical Capital Income Fund doesn’t jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the most-recent 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-277-VCIF by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC on a monthly basis on Form N-PORT for the first and third quarters of each fiscal year. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-866-277-VCIF.

Investment Adviser
Oakline Advisors, LLC
5301 Alpha Rd, Suite 80 - 222
Dallas, Texas 75240

Administrator
Ultimus Fund Solutions, LLC
4221 North 203rd St., Suite 100
Elkhorn, NE 68022

VERTICAL-AR21

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees
	Registrant	Advisor
FYE 09/30/21	$180,200	N/A
FYE 09/30/20	$167,000	N/A

(b)	Audit-Related Fees
	Registrant	Advisor
FYE 09/30/21	$0	N/A
FYE 09/30/20	$0	N/A

(c)	Tax Fees
	Registrant	Advisor
FYE 09/30/21	$0	N/A
FYE 09/30/20	$0	N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
	Registrant	Advisor
FYE 09/30/21	$0	N/A
FYE 09/30/20	$0	N/A

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

	Registrant	Advisor

Audit-Related Fees:	N/A	N/A
Tax Fees:	N/A	N/A
All Other Fees:	N/A	N/A

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Advisor
FYE 09/30/2021	$0	N/A
FYE 09/30/2020	$0	N/A

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Pursuant to the adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Adviser Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Oakline Advisors, LLC (hereinafter, “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to direct investments in companies held in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that portfolio managers that invest in and track particular companies have a unique perspective to make decisions with regard to proxy votes. Therefore, we rely on that perspective to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight and expertise from outside sources as to how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance. Of greater importance is the skill set of the proposed board member. We will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

There are arguments both in favor of and against shareholder rights plans, also known as poison pills. For example, such measures may tend to entrench or provide undue compensation to current management, which we generally consider to have a negative impact on shareholder value. Therefore, our preference is for a plan that places shareholder value in a priority position above interests of management.

SUMMARY OF PROXY VOTING PROCEDURES

As a fiduciary to its investors, we recognize the need to actively manage and vote proxies and other shareholder actions and consents that may arise in the course of its investment advisory activities on behalf of its clients. However, due to the nature of the investments of the Fund and indirect exposure to underlying equity investments, we believe that it would be rare that we would be in a position to cast a vote or called upon to vote a proxy.

In the event that we do receive a proxy notice, shareholder consent, or is otherwise entitled to vote on any issue related to the investments of its advisory client accounts, we will process and vote all shareholder proxies and other actions in a timely manner insofar as we can determine based on the facts available at the time of its action, in the best interests of the affected advisory client(s). Although we expect that proxies will generally be voted in a manner consistent with the guidelines set forth in this policy, there may be individual cases where, based on facts available, voting according to policy would not be in the best interests of the fund and its shareholders. In such cases, we may vote counter to the stated policy.

Proxy Voting Procedure

1) Notices received are reviewed by the Compliance Department;

2) Forwarded to the Investment Department for review and voting decision;

3) Vote or consent entered according to our best judgment under the facts and circumstances presented. Such decision shall be made and documented;

4) Final review and sign-off by Compliance Department and filing with a copy in the Proxy Voting Log.

We may at any time, outsource Proxy Voting responsibilities to Institutional Shareholder Services (“ISS”) or similar service provider that we may approve, provided that such service provider votes each proxy based on decisions made by us.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-866-277-VCIF. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of September 30, 2021, Ms. Hawkins, Advisor’s Senior Vice President is the sole portfolio manager of the Fund. Ms. Hawkins is responsible for management of the Fund's investment portfolio. Ms. Hawkins is not compensated through her share of the profits, if any, of the Adviser. Because the portfolio manager may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. As of September 30, 2021, Ms. Hawkins owned no shares of the Fund.

As of September 30, 2021, Ms. Hawkins was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holder. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report (in the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities;

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

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(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

Instruction to paragraph (a).

If a fee for a service is included in the revenue split, state that the fee is “included in the revenue split.”

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Vertical Capital Income Fund

By (Signature and Title)

* /s/ Michael D. Cohen

Michael D. Cohen, President

Date 12/7/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Michael D. Cohen

Michael D. Cohen, President

Date 12/7/21

By (Signature and Title)

* /s/ Destiny Poninski

Destiny Poninski, Treasurer

Date 12/7/21

* Print the name and title of each signing officer under his or her signature.